                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 16
Statement of Operations.......................... 17
Statement of Changes in Net Assets............... 18
Financial Highlights............................. 19
Notes to Financial Statements.................... 22

HYF  SAR 2/98

                             LETTER TO SHAREHOLDERS


February 3, 1998

Dear Shareholder,
    The new year ushers in what
promises to be an exciting and
challenging time for investors. The                  [PHOTO]
Taxpayer Relief Act of 1997 passed by
President Clinton in August creates
many new opportunities for              DENNIS J. MCDONNELL AND DON G. POWELL
you and your family to take a
more active role in achieving your long-term financial goals.
    Most Americans will benefit from the bill's $95 billion in tax cuts over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW

    These continue to be the best of times for the U.S. economy. Growth is strong, consumers are optimistic, unemployment is low, the budget is headed for surplus this year, and our nation's currency is rising around the world.
    Despite the strength in the economy, there is no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset inflationary pressures caused by rising wages.
    After increasing short-term interest rates by 0.25 percent in March, the Federal Reserve Board left monetary policy unchanged for the remainder of the year. In addition to signs that the economy was slowing modestly from its breakneck pace of early 1997, Fed policy-makers were concerned about the impact that higher U.S. interest rates might have on the struggling economies of Southeast Asia. Generally, higher U.S. interest rates cause the dollar to rise relative to other currencies. With nearly all Asian currencies already down significantly, a hike in U.S. rates would force monetary authorities in Asia to choose

                                                           Continued on page two
between letting their currencies decline further or matching the rate increase, thereby slowing their already-sluggish economies.

MARKET OVERVIEW

    Aided by low inflation and steady Federal Reserve policy, all sectors of the fixed-income market posted impressive returns during 1997. Gains were especially strong during the last three months of the period, as the severe currency crisis in Asia led to increased demand for U.S. Treasury securities and other fixed-income investments. For the year, the Lehman Brothers Aggregate Bond Index returned 9.40 percent.
    The yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to 7.17 percent in April amid fears of increasing inflation and higher interest rates. When subsequent data showed the economy to be slowing, bond yields gradually drifted lower. By the end of the reporting period, the long-term Treasury bond yield had fallen to 5.92 percent, its lowest level in over four years.
    Favorable news about inflation and concerns about Asia helped to make high-quality long-term bonds the top-performing sector of the fixed-income market. Long-term Treasury bonds gained 14.3 percent during the year, compared to 10 percent for investment-grade corporate bonds and 8.90 percent for intermediate-term Treasury bonds.

OUTLOOK

    We believe that reduced demand for American exports to Asia will exert a mild drag on the U.S. economy in coming months. But while corporate profits could suffer, slower economic growth should help to mitigate the inflationary pressures caused by the tight domestic labor market. That scenario is good for fixed-income investments.
    However, if bond yields continue to drift lower, economic growth in the U.S. could accelerate later in 1998. In recent years, each significant decline in long-term interest rates has ignited economic growth by making housing, autos, and other big-ticket consumer goods more affordable. We also expect the healthy economy to keep credit spreads relatively tight in coming months.
    As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to talk with your financial adviser about how the tax changes can work to the benefit of you and your family.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.


[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
Six-month total return based in NAV(1)...     5.52%      5.14%      5.04%
Six-month total return(2)................      .52%      1.14%      4.04%
One-year total return(2).................     5.68%      6.17%      9.06%
Five-year average annual total
return(2)................................     9.72%        N/A        N/A
Ten-year average annual total
return(2)................................     8.72%        N/A        N/A
Life-of-Fund average annual total
return(2)................................     8.58%      8.69%      8.43%
Commencement date........................  06/27/86   05/17/93   08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................     8.33%      8.03%      8.03%
SEC Yield(4).............................     7.38%      6.97%      6.97%
N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1997. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 7.28%, 6.87% and 6.87% for Classes A, B and C, respectively, and the total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to
6.65 percent, it would be a 35 basis point move.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Under normal circumstances, lower-quality issues provide higher yields in order to compensate investors for the additional credit risk.

DURATION: A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (FED): A seven-member group that oversees the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

INFLATION: An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

PREMIUM REDEMPTION: The redemption of a bond at a dollar amount above a stated par value, or the redemption of a bond by the issuer prior to its maturity date.

YIELD: A measure of a fund's net investment income per share, expressed as a percentage of the maximum offering price of the fund's shares at the end of the day.

YIELD SPREAD: The difference in yields between low-quality fixed-income investments and high-quality fixed-income investments. To compensate investors for the added risk, low-quality fixed-income securities typically offer investors higher yields than high-quality fixed-income securities. The resulting spread is commonly expressed in basis points.

                          PORTFOLIO MANAGEMENT REVIEW
                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND

We recently spoke with the management team of the Van Kampen American Capital High Yield Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Anne K. Lorsung, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the period ended December 31, 1997.

   Q HOW WOULD YOU CHARACTERIZE THE MARKET CONDITIONS IN WHICH THE FUND OPERATED DURING THE PAST SIX MONTHS?

   A The fixed-income market generally enjoyed a strong second half of 1997, as Treasuries rallied in the wake of the currency crisis plaguing Asia. When ripple effects from the overseas turmoil reached U.S. shores, the stock market grew increasingly volatile, creating new demand for Treasuries and fixed-income investments. The Dow Jones Industrial Average slumped in late October, giving rise to a "flight to quality" as investors shifted assets into bonds and Treasury securities. On the supply side, bonds were supported by a dramatic decline in the federal budget deficit, which reduced the supply of new Treasury issues. In addition to an improved supply-and-demand balance, bonds reaped the benefits of a benign inflation scenario.
    High-yield investments drew strength from continued positive technical conditions, but intermittently underperformed their high-quality corporate cousins in the last few months of the year. However, the lower investment-grade group (bonds rated BBB or lower by the Standard & Poor's Ratings Group) ended the period with relative stability. A robust economy provided a favorable environment for companies with high-yield debt and helped to maintain an extremely low default rate. High-yield bonds also benefited from heavy purchases among retail and institutional investors, balancing the potentially negative effects of a sharp buildup in supply. As the effects from the Asian crisis began to take hold, however, demand for high-yield U.S. corporate bonds waned. Between late October and late November, the difference between the yields of U.S. noninvestment-grade securities and long-term Treasury bonds widened by 40 to 50 percentage points, indicating that U.S. high-yield bonds underperformed Treasuries during that time.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?

   A Against the backdrop of a turbulent international marketplace, we closely examined the Fund's exposure to overseas markets. Fortunately, we had decreased the Fund's weighting in emerging markets, as we had realized substantial gains on several positions. The Fund's exposure to Asian issuers was minimal during the period, although we believe that the recent market activity has created selected investment opportunities in Asia as well as other emerging markets. As a result, we have increased our non-U.S. exposure during this period.
    In terms of the portfolios credit quality, we reduced our position in BB-rated bonds, focusing instead on the good valuations available within B-rated category. Some bonds were called from the portfolio during the period, and we have been challenged to reinvest those assets into attractive securities that are not overvalued.

   Q WHAT WAS THE STRUCTURE OF THE FUND'S PORTFOLIO AT THE END OF THE REPORTING PERIOD?

   A As of December 31, approximately 28 percent of the Fund's long-term debt securities were BB-rated, which is the highest quality rating within the noninvestment-grade category, and 60 percent were B-rated. Because both categories of bonds tend to generate higher yields than investment-grade bonds, they usually have performed better than high-quality securities when interest rates rise. The additional income they generate compensates for some of the decline in principal value due to rising rates. At the same time, when economic growth accelerates, prospects for credit upgrades improve, also helping performance.
      Compared to its peers, the Fund maintains a fairly defensive posture, and holds a higher percentage of BB-rated securities. We feel that bonds with a BB rating have a favorable risk-reward ratio over the long run, with less relative volatility and better performance potential in a market downturn. With yield spreads between B- and BB-rated securities narrowing significantly during the past year, we continue to believe this investment posture is appropriate.
      The Fund's remaining long-term debt securities at the end of the period were primarily investment grade. Approximately 3 percent were rated A to AAA,
and 4   percent were BBB-rated, the lowest rating in the investment-grade category. The final 5 percent of assets were non-rated. For additional Fund portfolio highlights, please refer to page eight.

   Q  HOW DID THE FUND PERFORM?

   A The Fund posted a total return of 5.52 percent(1) (Class A shares at net asset value) for the six-month period ended December 31, 1997. By comparison, the Credit Suisse First Boston High Yield Index returned 6.40 percent for the same period. Please keep in mind that this index is a broad-based, unmanaged index that reflects the general performance of a wide range of selected bonds within the public high yield debt market. It does not reflect any commissions, fees, or sales charges that would be paid by an investor purchasing the securities it represents.
      Duration is a theoretical measure of a portfolios sensitivity to changes in interest rates. The longer the duration, the greater the effect of interest rate movements on net asset value. Funds with shorter durations typically have performed better in rising rate environments, while funds with longer durations have tended to do better when interest rates decline. At the end of the six-month reporting period, the Fund's duration stood at 3.40 years, compared to the 4.45 year average duration of the Credit Suisse First Boston High Yield benchmark. As of December 31, 1997, the Fund's distribution rate stood at 8.33 percent (3) per Class A share. Please refer to the chart on page three for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE COMING MONTHS?

   A We expect the economy to remain strong for the first several months of 1998, although its growth rate is likely to slow from current levels. The financial crisis in Southeast Asia may hinder U.S. exports to the region, which could trim the earnings of many U.S. companies and reduce overall U.S. growth. As a result of these factors, we believe there is little chance that the Fed will raise interest rates in the near term.
    We will continue to monitor events in Asia and other market developments in order to assess their effects on the portfolio. At this time, we do not anticipate making any major changes to the portfolio unless market conditions shift dramatically. We will continue to seek a balance between the Fund's total return and its dividend income, and look to add value through careful security selection.

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments


[SIG]
Anne K. Lorsung

Portfolio Manager

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND
 TOP TEN ISSUERS AS OF DECEMBER 31, 1997

                                                PERCENTAGE OF FUND'S
                                                LONG-TERM INVESTMENTS
IXC Communications, Inc.......................        1.66%
Barnes & Noble, Inc., Series B................        1.49%
Fonorola, Inc.................................        1.45%
American Standard, Inc........................        1.44%
Argosy Gaming Co..............................        1.42%
Selmer, Inc...................................        1.42%
Dan River, Inc................................        1.41%
Cole National Group, Inc......................        1.40%
Time Warner ..................................        1.39%
Communications & Power Industries, Inc. ......        1.34%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM DEBT SECURITIES


AS OF DECEMBER 31, 1997                              AS OF JUNE 30, 1997
AAA...............  1.3%                             AAA...........  2.7%
A.................  1.4%                             BBB...........  2.8%
BBB...............  3.8%    [PIE CHART]              BB............ 30.9%    [PIE CHART]
BB................ 28.0%                             B............. 59.6%
B................. 60.2%                             NON-RATED.....  4.0%
CCC...............  0.2%
NON-RATED.........  5.1%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1997                              AS OF JUNE 30, 1997
Telecommunications....   13.6%                      Foreign Securities......  19.9%
Foreign Securities....   13.1%                      Telecommunications......  10.7%
Printing, Publishing &                              Mining, Steel, Iron &
  Broadcasting........    9.7%                        Non-Precious Metal....   6.4%
Oil & Gas.............    5.8%                      Oil & Gas...............   5.7%
Healthcare............    5.2%                      Printing, Publishing &
                                                      Broadcasting..........   5.5%

 DURATION

            AS OF DECEMBER 31, 1997          AS OF JUNE 30, 1997
Duration           3.40 years                     3.07 years

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                          U.S.($)
  (000)                    Description                      Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            DOMESTIC CORPORATE BONDS  68.7%
            AEROSPACE & DEFENSE  3.0%
   4,850    Dyncorp...................................        9.500%  03/01/07  $  4,947,000
   2,200    Sequa Corp................................        9.625   10/15/99     2,282,500
   2,600    Sequa Corp................................        9.375   12/15/03     2,697,500
   3,200    Talley Manufacturing & Technology, Inc....       10.750   10/15/03     3,480,000
                                                                                ------------
                                                                                  13,407,000
                                                                                ------------
            AUTOMOBILE  2.4%
   1,400    Aetna Industries, Inc.....................       11.875   10/01/06     1,260,000
   1,800    Collins & Aikman Products Co..............       11.500   04/15/06     2,034,000
   1,600    Exide Corp................................       10.750   12/15/02     1,688,000
   2,400    Insilco Corp..............................       10.250   08/15/07     2,520,000
   2,950    Venture Holdings, Inc.....................        9.750   04/01/04     2,942,625
                                                                                ------------
                                                                                  10,444,625
                                                                                ------------
            BUILDINGS & REAL ESTATE  2.2%
   5,300    American Standard, Inc....................       10.875   05/15/99     5,578,250
   2,400    Johns Manville International Group,
            Inc.......................................       10.875   12/15/04     2,670,000
   1,500    Kevco, Inc., 144A Private Placement (a)...       10.375   12/01/07     1,530,000
                                                                                ------------
                                                                                   9,778,250
                                                                                ------------
            CHEMICALS, PLASTICS & RUBBER  2.1%
   4,258    ISP Holdings, Inc.........................        9.750   02/15/02     4,513,480
   4,600    Pioneer Amers Acquisition Corp.,
            Series B..................................        9.250   06/15/07     4,646,000
                                                                                ------------
                                                                                   9,159,480
                                                                                ------------
            CONTAINERS, PACKAGING & GLASS  1.8%
   3,700    Fonda Group, Inc..........................        9.500   03/01/07     3,533,500
   2,900    S.D. Warren Co............................       12.000   12/15/04     3,233,500
   1,200    Sweetheart Cup, Inc.......................        9.625   09/01/00     1,191,000
                                                                                ------------
                                                                                   7,958,000
                                                                                ------------
            DIVERSIFIED/CONGLOMERATE MANUFACTURING1.4%
   4,600    Communications & Power Industries, Inc....       12.000   08/01/05     5,175,000
     724    Terex Corp................................       13.250   05/15/02       827,170
                                                                                ------------
                                                                                   6,002,170
                                                                                ------------
            ECOLOGICAL  0.8%
   2,500    Envirosource, Inc.........................        9.750   06/15/03     2,525,000
     500    Envirosource, Inc., Series B 144A Private
            Placement (a).............................        9.750   06/15/03       505,000
     550    Norcal Waste Systems, Inc.................       13.250   01/16/98       632,500
                                                                                ------------
                                                                                   3,662,500
                                                                                ------------

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                          U.S.($)
  (000)                    Description                      Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            ELECTRONICS  1.3%
     950    DecisionOne Corp..........................        9.750%  08/01/07  $    978,500
     700    DecisionOne Holdings Corp.................       11.500   08/01/08       448,000
   3,600    Exide Electronics Group, Inc..............       11.500   03/15/06     4,284,000
                                                                                ------------
                                                                                   5,710,500
                                                                                ------------
            FINANCE  3.8%
   4,840    American Annuity Group, Inc...............       11.125   02/01/03     5,009,400
   3,300    Americo Life, Inc. (c)....................        9.250   06/01/05     3,366,000
   4,800    Americredit Corp..........................        9.250   02/01/04     4,788,000
   3,000    Contifinancial Corp.......................        8.375   08/15/03     3,105,000
     700    Superior National Insurance Group.........       10.750   12/01/17       717,500
                                                                                ------------
                                                                                  16,985,900
                                                                                ------------
            GROCERY  2.9%
   2,250    Fleming Cos., Inc., 144A Private Placement
            (a).......................................       10.500   12/01/04     2,368,125
     900    Fleming Cos., Inc., 144A Private Placement
            (a).......................................       10.625   07/31/07       954,000
   3,700    Jitney Jungle Stores America, Inc.........       12.000   03/01/06     4,199,500
   2,078    Pantry, Inc...............................       12.500   11/15/00     2,228,655
   2,700    Pantry, Inc...............................       10.250   10/15/07     2,767,500
   1,000    Pathmark Stores, Inc. (b).................     0/10.750   11/01/03       520,000
                                                                                ------------
                                                                                  13,037,780
                                                                                ------------
            HEALTHCARE  4.6%
   3,700    Fresenius Medical Care Capital Trust......        9.000   12/01/06     3,885,000
   1,650    Imagyn Med Technologies, Inc..............       12.500   04/01/04     1,571,625
   2,600    Merit Behavioral Care Corp................       11.500   11/15/05     3,003,000
   1,700    Paragon Health Network, Inc., 144A Private
            Placement (a).............................        9.500   11/01/07     1,700,000
   4,100    Sun Healthcare Group, Inc., 144A Private
            Placement (a).............................        9.500   07/01/07     4,233,250
   2,350    Tenet Healthcare Corp.....................        8.625   12/01/03     2,455,750
   3,100    Tenet Healthcare Corp. (c)................       10.125   03/01/05     3,386,750
                                                                                ------------
                                                                                  20,235,375
                                                                                ------------
            HOTEL, MOTEL, INNS & GAMING  4.3%
   5,250    Argosy Gaming Co..........................       13.250   06/01/04     5,512,500
   3,075    Coast Hotels & Casinos, Inc...............       13.000   12/15/02     3,482,437
   3,950    Grand Casino, Inc.........................       10.125   12/01/03     4,275,875
   3,900    Trump Atlantic City Associates............       11.250   05/01/06     3,802,500
   1,703    Waterford Gaming..........................       12.750   11/15/03     1,881,815
                                                                                ------------
                                                                                  18,955,127
                                                                                ------------

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                          U.S.($)
  (000)                    Description                      Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            LEISURE/ENTERTAINMENT  4.0%
   3,680    Cobblestone Golf Group, Inc...............       11.500%  06/01/03  $  3,992,800
   1,750    Neodata Services, Inc., Series B..........       12.000   05/01/03     1,885,625
   4,150    Samsonite Corp............................       11.125   07/15/05     4,668,750
   5,000    Selmer, Inc...............................       11.000   05/15/05     5,500,000
   1,650    Viacom International, Inc.................       10.250   09/15/01     1,806,750
                                                                                ------------
                                                                                  17,853,925
                                                                                ------------
            MINING, STEEL, IRON & NON-PRECIOUS
            METAL  1.2%
   1,000    Inland Steel Co...........................       12.000   12/01/98     1,050,000
   1,125    LTV Corp., 144A Private Placement (a).....        8.200   09/15/07     1,091,250
   2,900    WCI Steel, Inc............................       10.000   12/01/04     2,972,500
                                                                                ------------
                                                                                   5,113,750
                                                                                ------------
            OIL & GAS  7.0%
   3,500    Dawson Production Services, Inc...........        9.375   02/01/07     3,675,000
   4,900    DI Industries, Inc........................        8.875   07/01/07     5,096,000
     530    Falcon Drilling...........................        9.750   01/15/01       553,850
   1,300    Falcon Drilling...........................       12.500   03/15/05     1,490,125
   1,150    Giant Industries, Inc.....................        9.750   11/15/03     1,187,375
   4,450    Giant Industries, Inc.....................        9.000   09/01/07     4,438,875
   2,850    KCS Energy, Inc...........................       11.000   01/15/03     3,127,875
   3,700    National Energy Group, Inc................       10.750   11/01/06     3,885,000
   4,200    Petroleum Heat & Power, Inc...............       12.250   02/01/05     4,137,000
   2,750    Pride Petroleum Services, Inc.............        9.375   05/01/07     2,970,000
     634    Wainoco Oil Company.......................       12.000   08/01/02       656,190
                                                                                ------------
                                                                                  31,217,290
                                                                                ------------
            PERSONAL & NON-DURABLE  1.1%
   4,550    Revlon Consumer Products Corp.............        9.375   04/01/01     4,686,500
                                                                                ------------
            PRINTING, PUBLISHING & BROADCASTING  8.3%
   2,400    Cablevision Systems Corp..................        7.875   12/15/07     2,448,000
   2,600    Cablevision Systems Corp..................       10.500   05/15/16     3,029,000
   3,000    Capstar Broadcasting Partners.............        9.250   07/01/07     3,082,500
   1,000    Century Communications Corp...............        9.500   03/01/05     1,060,000
   2,500    Century Communications Corp...............        8.875   01/15/07     2,575,000
   3,500    EZ Communications, Inc....................        9.750   12/01/05     3,867,500
   1,950    Gray Communications Systems, Inc..........       10.625   10/01/06     2,120,625
   4,000    K-III Communications Corp.................       10.250   06/01/04     4,340,000
   2,100    Northland Cable Television, Inc., 144A
            Private Placement (a).....................       10.250   11/15/07     2,215,500

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                          U.S.($)
  (000)                    Description                      Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            PRINTING, PUBLISHING & BROADCASTING
            (CONTINUED)
   3,600    Pegasus Communications, 144A Private
            Placement (a).............................        9.625%  10/15/05  $  3,699,000
   4,600    SCI Television, Inc.......................       11.000   06/30/05     4,749,500
   2,000    Young Broadcasting, Inc...................       11.750   11/15/04     2,220,000
   1,400    Young Broadcasting, Inc...................        8.750   06/15/07     1,386,000
                                                                                ------------
                                                                                  36,792,625
                                                                                ------------
            RETAIL  3.3%
   5,450    Barnes & Noble, Inc., Series B............       11.875   01/15/03     5,790,625
   5,100    Cole National Group, Inc..................        9.875   12/31/06     5,444,250
   2,050    Community Distributors, Inc., 144A Private
            Placement (a).............................       10.250   10/15/04     2,101,250
   1,000    Hosiery Corp. of America, Inc.............       13.750   08/01/02     1,085,000
                                                                                ------------
                                                                                  14,421,125
                                                                                ------------
            TELECOMMUNICATIONS  7.7%
   2,225    Centennial Cellular Corp..................        8.875   11/01/01     2,269,500
   3,524    Centennial Cellular Corp..................       10.125   05/15/05     3,832,350
   4,000    Echostar Communications Corp. (b).........     0/12.875   06/01/04     3,670,000
   1,350    Intermedia Communications of Florida,
            Inc., Series B............................       13.500   06/01/05     1,650,375
   3,300    Intermedia Communications of Florida, Inc.
            (b).......................................     0/12.500   05/15/06     2,598,750
   1,350    Intermedia Communications, Inc., Series B
            (b).......................................     0/11.250   07/15/07       965,250
     100    Intermedia Communications, Inc., 144A
            Private Placement (a).....................        8.875   11/01/07       103,000
   5,250    IXC Communications, Inc...................       12.500   10/01/05     6,063,750
     800    Pricellular Wireless Corp. (b)............     0/12.250   10/01/03       820,000
   2,850    Pricellular Wireless Corp.................       10.750   11/01/04     3,113,625
   2,850    Teleport Communications Group.............        9.875   07/01/06     3,206,250
     750    Teleport Communications Group (b).........     0/11.125   07/01/07       611,250
   6,100    Viatel, Inc. (b)..........................     0/15.000   01/15/05     5,032,500
                                                                                ------------
                                                                                  33,936,600
                                                                                ------------
            TEXTILES  2.6%
   1,800    Anvil Knitwear, Inc.......................       10.875   03/15/07     1,854,000
   5,050    Dan River, Inc............................       10.125   12/15/03     5,390,875
   1,100    Pillowtex Corp............................       10.000   11/15/06     1,171,500
   1,750    Pillowtex Corp., 144A Private Placement
            (a).......................................        9.000   12/15/07     1,789,375
   1,500    Scovill Fasteners, Inc., 144A Private
            Placement (a).............................       11.250   11/30/07     1,533,750
                                                                                ------------
                                                                                  11,739,500
                                                                                ------------

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                          U.S.($)
  (000)                    Description                      Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            TRANSPORTATION  0.9%
   4,000    U.S. Air, Inc.............................        8.625%  09/01/98  $  4,050,000
                                                                                ------------
            UTILITIES  2.0%
   4,250    AES Corp..................................       10.250   07/15/06     4,621,875
   1,200    AES Corp..................................        8.375   08/15/07     1,203,000
   2,100    El Paso Electric Co.......................        8.250   02/01/03     2,210,250
     942    Midland Cogeneration Venture..............       10.330   07/23/02     1,005,418
                                                                                ------------
                                                                                   9,040,543
                                                                                ------------
            TOTAL DOMESTIC CORPORATE BONDS....................................   304,188,565
                                                                                ------------
            FOREIGN BONDS AND DEBT SECURITIES  16.3%
            ARGENTINA  1.3%
   3,000    Banco De Credito Argentino (US$)..........        9.500   04/24/00     3,022,500
   1,000    Credito Argentino (US$)...................        9.500   04/24/00     1,007,500
   1,000    Republic of Argentina (Var. Rate Coupon)
            (US$).....................................        5.500   03/31/23       733,130
   1,000    Republic of Argentina (Var. Rate Coupon)
            (US$).....................................        6.875   03/31/23       831,300
                                                                                ------------
                                                                                   5,594,430
                                                                                ------------
            AUSTRALIA  0.2%
   1,100    Commonwealth of Australia (AU$)...........       10.000   10/15/02       844,028
                                                                                ------------
            BRAZIL  1.4%
   1,881    Brazil Media Trust (US$)..................        6.688   09/15/07     1,596,374
   3,000    Companhia Paranaense de Energetica
            (US$).....................................        9.750   05/02/05     2,874,510
   2,000    Republic of Brazil (US$)..................       10.125   05/15/27     1,877,000
                                                                                ------------
                                                                                   6,347,884
                                                                                ------------
            CANADA  3.5%
      50    Doman Industries (US$)....................        8.750   03/15/04        48,500
   2,300    Doman Industries, 144A Private Placement
            (US$) (a).................................        9.250   11/15/07     2,254,000
   5,000    Fonorola, Inc. (US$)......................       12.500   08/15/02     5,600,000
   3,500    Fundy Cable (US$).........................       11.000   11/15/05     3,771,250
   3,500    Trizec Finance (US$)......................       10.875   10/15/05     3,937,500
                                                                                ------------
                                                                                  15,611,250
                                                                                ------------
            COLUMBIA  1.0%
   2,500    Financiera Energetica (US$)...............        9.375   06/15/06     2,525,000
   2,000    Financiera Energetica, 144A Private
            Placement (US$) (a).......................        9.375   06/15/06     2,020,000
                                                                                ------------
                                                                                   4,545,000
                                                                                ------------
            ITALY  0.2%
1,500,000   Federal Republic of Italy (Lira)..........       10.000   08/01/03     1,033,635
                                                                                ------------
            LUXEMBOURG  1.0%
   6,000    Millicom International Cellular
            (US$)(b)..................................     0/13.500   06/01/06     4,410,000
                                                                                ------------

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

   Par
 Amount
in Local
Currency                                                                          U.S.($)
  (000)                    Description                      Coupon    Maturity  Market Value
--------------------------------------------------------------------------------------------
            MEXICO  1.5%
   2,000    United Mexican States (US$)...............       11.375%  09/15/16  $  2,288,000
     500    United Mexican States (US$)...............        6.250   12/31/19       417,500
     500    United Mexican States (US$)...............       11.500   05/15/26       590,000
   3,000    Vicap SA, 144A Private Placement (US$)
            (a).......................................       10.250   05/15/02     3,131,400
                                                                                ------------
                                                                                   6,426,900
                                                                                ------------
            MOROCCO  1.0%
   5,000    Morocco Trust A Loan (US$) (d)(e).........        6.813   01/01/09     4,337,500
                                                                                ------------
            NETHERLANDS  0.8%
   3,183    Fresh Del Monte Produce (US$).............       10.000   05/01/03     3,326,235
                                                                                ------------
            PANAMA  0.2%
   1,000    Republic of Panama, 144A Private Placement
            (US$) (a).................................        7.875   02/13/02       967,500
                                                                                ------------
            POLAND  0.8%
   1,000    Government of Poland (Var. Rate Coupon)
            (US$).....................................        6.688   10/27/24       973,130
   4,750    Netia Holdings, 144A Private Placement
            (US$) (a).................................            *   11/01/07     2,707,500
                                                                                ------------
                                                                                   3,680,630
                                                                                ------------
            RUSSIA  1.4%
     716    Russia Interest Notes (US$)...............            *   12/15/15       505,168
   1,000    Russia Min Finance (US$)..................        9.250   11/27/01       956,250
   3,000    Russia Min Finance (US$)..................       10.000   06/26/07     2,780,625
   3,000    Vneshekonombank Loan Agreement (US$)......            *   12/15/15     1,858,125
                                                                                ------------
                                                                                   6,100,168
                                                                                ------------
            UNITED KINGDOM  1.7%
   2,700    Diamond Cable Commerce (US$) (b)..........     0/10.750   02/15/07     1,842,750
   1,400    Esprit Telecom Group (US$)................       11.500   12/15/07     1,449,000
   2,700    International Cabletel, Inc., Series A
            (US$) (b).................................     0/12.750   04/15/05     2,241,000
   2,750    International Cabletel, Inc., Series B
            (US$) (b).................................     0/11.500   02/01/06     2,145,000
                                                                                ------------
                                                                                   7,677,750
                                                                                ------------
            VENEZUELA  0.3%
     500    Republic of Venezuela (US$)...............        6.750   03/31/20       433,750
     787    Republic of Venezuela (US$)...............        9.250   09/15/27       705,939
                                                                                ------------
                                                                                   1,139,689
                                                                                ------------
            TOTAL FOREIGN BONDS AND DEBT SECURITIES...........................    72,042,599
                                                                                ------------
            U.S. GOVERNMENT OBLIGATIONS  0.7%
   3,000    U.S. T-Notes..............................        9.000   05/15/98     3,038,760
                                                                                ------------

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                                                  U.S.($)
                     Description                                                Market Value
--------------------------------------------------------------------------------------------
EQUITIES  1.8%
American Telecasting, Inc. (8,370 common stock warrants) (g)..................  $      4,185
Cablevision Systems Corp., Series H (1.029 preferred shares) (f)..............           122
Capital Gaming International, Inc. (5,000 common stock warrants) (g)..........             0
Cobblestone Holdings, Inc. (1,000 common shares) (g)..........................        30,000
El Paso Electric Co. (2,132 preferred shares) (f).............................     2,346,143
Hosiery Corp. of America, Inc. (1,000 common shares) (g)......................        70,000
Intermedia Communications of Florida, Inc., 144A Private Placement (3,150
  common stock warrants) (a)(g)...............................................       346,500
Time Warner, Inc. (4,800 preferred shares)(f).................................     5,411,889
Urohealth Systems, Inc., 144A Private Placement (1,650 common stock warrants)
  (a)(g)......................................................................         4,125
                                                                                ------------
TOTAL EQUITIES................................................................     8,212,964
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  87.5%
  (Cost $377,187,739).........................................................   387,482,888
REPURCHASE AGREEMENT  11.7%
  J.P. Morgan Securities, (U.S. Treasury Note, $51,959,000 par, 6.250% coupon, due 02/15/19, dated 12/31/97 to be sold on 01/02/98 at $51,977,041)
  (Cost $51,959,000)..........................................................    51,959,000
                                                                                ------------
TOTAL INVESTMENTS  99.2%
  (Cost $429,146,739).........................................................   439,441,888
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%...................................     3,393,697
                                                                                ------------
NET ASSETS  100.0%............................................................  $442,835,585
                                                                                ============

*Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "Step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(d) Securities purchased on a when issued or delayed delivery basis.

(e) Security is a bank loan participation.

(f) Payment-in-kind security.

(g) Non-income producing security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including repurchase agreements of
  $51,959,000 (Cost $429,146,739)...........................    $439,441,888
Receivables:
  Interest..................................................       7,714,714
  Fund Shares Sold..........................................       1,056,892
  Investments Sold..........................................          76,785
Other.......................................................          16,626
                                                                ------------
      Total Assets..........................................     448,306,905
                                                                ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       2,415,613
  Income Distributions......................................       1,847,618
  Fund Shares Repurchased...................................         413,896
  Distributor and Affiliates................................         328,684
  Investment Advisory Fee...................................         241,472
  Custodian Bank............................................              32
Trustees' Deferred Compensation and Retirement Plans........         107,888
Accrued Expenses............................................         116,117
                                                                ------------
      Total Liabilities.....................................       5,471,320
                                                                ------------
NET ASSETS..................................................    $442,835,585
                                                                ============
NET ASSETS CONSIST OF:
Capital.....................................................    $525,263,501
Net Unrealized Appreciation.................................      10,293,832
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (2,392,438)
Accumulated Net Realized Loss...............................     (90,329,310)
                                                                ------------
NET ASSETS..................................................    $442,835,585
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $291,819,260 and 29,340,171 shares of
    beneficial interest issued and outstanding).............    $       9.95
    Maximum sales charge (4.75%* of offering price).........             .50
                                                                ------------
    Maximum offering price to public........................    $      10.45
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $141,421,370 and 14,220,476 shares of
    beneficial interest issued and outstanding).............    $       9.94
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $9,594,955 and 965,194 shares of
    beneficial interest issued and outstanding).............    $       9.94
                                                                ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $4,341).......    $20,070,917
Dividends...................................................        561,563
Other.......................................................        344,510
                                                                -----------
    Total Income............................................     20,976,990
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................      1,636,647
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $346,614, $681,016, and $44,817,
  respectively).............................................      1,072,447
Shareholder Services........................................        291,634
Custody.....................................................         65,466
Legal.......................................................         25,760
Trustees' Fees and Expenses.................................         13,018
Other.......................................................        152,657
                                                                -----------
    Total Expenses..........................................      3,257,629
    Less Fees Deferred......................................        218,220
                                                                -----------
    Net Expenses............................................      3,039,409
                                                                -----------
NET INVESTMENT INCOME.......................................    $17,937,581
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................    $ 5,542,725
    Futures.................................................        401,700
    Foreign Currency Transactions...........................         (3,560)
                                                                -----------
Net Realized Gain...........................................      5,940,865
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     11,798,356
                                                                -----------
  End of the Period:
    Investments.............................................     10,295,149
    Foreign Currency Translation............................         (1,317)
                                                                -----------
                                                                 10,293,832
                                                                -----------
Net Unrealized Depreciation During the Period...............     (1,504,524)
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 4,436,341
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $22,373,922
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Six Months Ended December 31, 1997 and
                    the Year Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                         December 31, 1997    June 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................         $ 17,937,581     $ 34,529,017
Net Realized Gain....................................            5,940,865        9,725,173
Net Unrealized Appreciation/Depreciation During the
  Period.............................................           (1,504,524)       6,256,307
                                                              ------------     ------------
Change in Net Assets from Operations.................           22,373,922       50,510,497
                                                              ------------     ------------
Distributions from Net Investment Income.............          (17,937,581)     (34,529,017)
Distributions in Excess of Net Investment Income.....             (486,585)        (412,288)
                                                              ------------     ------------
  Distributions from and in Excess of Net Investment
    Income*..........................................          (18,424,166)     (34,941,305)
Return of Capital Distribution*......................                  -0-         (612,243)
                                                              ------------     ------------
  Total Distributions................................          (18,424,166)     (35,553,548)
                                                              ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................            3,949,756       14,956,949
                                                              ------------     ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................           77,853,949      151,222,275
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................            7,341,632       13,768,097
Cost of Shares Repurchased...........................          (71,061,385)    (130,375,583)
                                                              ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...           14,134,196       34,614,789
                                                              ------------     ------------
TOTAL INCREASE IN NET ASSETS.........................           18,083,952       49,571,738

NET ASSETS:

Beginning of the Period..............................          424,751,633      375,179,895
                                                              ------------     ------------
End of the Period (Including accumulated
  distributions in excess of net investment income of
  $2,392,438 and $1,905,853, respectively)...........         $442,835,585     $424,751,633
                                                              ============     ============

                                       Six Months Ended      Year Ended
*Distributions by Class                December 31, 1997    June 30, 1996
-------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares...................      $ (12,647,436)     $ (24,888,535)
  Class B Shares...................         (5,419,599)        (9,438,468)
  Class C Shares...................           (357,131)          (614,302)
                                         -------------       ------------
                                         $ (18,424,166)     $ (34,941,305)
                                         =============      =============

Return of Capital Distribution:
  Class A Shares...................      $         -0-      $    (430,710)
  Class B Shares...................                -0-           (170,818)
  Class C Shares...................                -0-            (10,715)
                                         -------------       ------------
                                         $         -0-      $    (612,243)
                                         =============      =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------


                                                                  Year Ended June 30
                                 Six Months Ended      ---------------------------------------
Class A Shares                   December 31, 1997       1997       1996      1995       1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................    $ 9.854        $ 9.493    $ 9.398   $ 9.643    $10.380
                                        -------        -------    -------   -------    -------
  Net Investment Income.............       .425           .857       .878      .844       .908
  Net Realized and Unrealized
    Gain/Loss.......................       .102           .384       .147     (.099)     (.595)
                                        -------        -------    -------   -------    -------
Total from Investment Operations....       .527          1.241      1.025      .745       .313
                                        -------        -------    -------   -------    -------
Less:
  Distributions from and in Excess
    of Net Investment Income........       .435           .865       .880      .815       .950
  Return of Capital Distribution....        -0-           .015       .050      .175       .100
                                        -------        -------    -------   -------    -------
Total Distributions.................       .435           .880       .930      .990      1.050
                                        -------        -------    -------   -------    -------
Net Asset Value, End of the
  Period............................    $ 9.946        $ 9.854    $ 9.493   $ 9.398    $ 9.643
                                        =======        =======    =======   =======    =======
Total Return* (a)...................      5.52%**       13.60%     11.26%     8.50%      2.92%
Net Assets at End of the Period (In
  millions).........................    $ 291.8        $ 288.0    $ 271.1   $ 253.3    $ 260.7
Ratio of Expenses to Average Net
  Assets *..........................      1.14%          1.17%      1.31%     1.31%      1.32%
Ratio of Net Investment Income to
  Average Net Assets *..............      8.48%          8.83%      9.16%     9.13%      8.85%
Portfolio Turnover..................        54%**         125%       102%      152%       203%
*If certain expenses had not been waived or reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets............................      1.24%          1.26%      1.31%       N/A        N/A
Ratio of Net Investment Income to
  Average Net Assets................      8.38%          8.73%      9.15%       N/A        N/A

** Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                             Year Ended June 30,
                                Six Months Ended    -------------------------------------
       Class B Shares           December 31, 1997    1997      1996      1995      1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period.................      $ 9.855          $ 9.497   $ 9.398   $ 9.638   $10.382
                                   -------          -------   -------   -------   -------
  Net Investment Income......         .386             .777      .797      .788      .889
  Net Realized and Unrealized
    Gain/Loss................         .102             .389      .160     (.115)    (.665)
                                   -------          -------   -------   -------   -------
Total from Investment
  Operations.................         .488            1.166      .957      .673      .224
                                   -------          -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income...................         .399             .794      .812      .751      .877
  Return of Capital
    Distribution.............          -0-             .014      .046      .162      .091
                                   -------          -------   -------   -------   -------
Total Distributions..........         .399             .808      .858      .913      .968
                                   -------          -------   -------   -------   -------
Net Asset Value, End of the
  Period.....................      $ 9.944          $ 9.855   $ 9.497   $ 9.398   $ 9.638
                                   =======          =======   =======   =======   =======
Total Return* (a)............        5.14%**         12.64%    10.55%     7.61%     2.11%
Net Assets at End of the
  Period (In millions).......      $ 141.4          $ 128.7   $  97.1   $  55.9   $  33.2
Ratio of Expenses to Average
  Net Assets*................        1.90%            1.93%     2.07%     2.04%     2.13%
Ratio of Net Investment
  Income to Average Net
  Assets*....................        7.70%            8.03%     8.39%     8.35%     7.94%
Portfolio Turnover...........          54%**           125%      102%      152%      203%
*If certain expenses had not been waived or reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets.................        2.00%            2.02%     2.07%       N/A       N/A
Ratio of Net Investment
  Income to Average Net
  Assets.....................        7.60%            7.94%     8.38%       N/A       N/A

** Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               August 13, 1993
                                                     Year Ended June 30,       (Commencement of
                             Six Months Ended    ---------------------------   Distribution) to
      Class C Shares         December 31, 1997    1997      1996      1995     June 30, 1994(a)
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of Period................       $ 9.851        $ 9.495   $ 9.396   $ 9.643       $10.340
                                  -------        -------   -------   -------       -------
  Net Investment Income....          .384           .780      .828      .745          .761
  Net Realized and
    Unrealized Gain/Loss...          .105           .384      .129     (.079)        (.605)
                                  -------        -------   -------   -------       -------
Total from Investment
  Operations...............          .489          1.164      .957      .666          .156
                                  -------        -------   -------   -------       -------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......          .399           .794      .812      .751          .763
  Return of Capital
    Distribution...........             0           .014      .046      .162          .090
                                  -------        -------   -------   -------       -------
Total Distributions........          .399           .808      .858      .913          .853
                                  -------        -------   -------   -------       -------
Net Asset Value, End of
  Period...................       $ 9.941        $ 9.851   $ 9.495   $ 9.396       $ 9.643
                                  ========       =======   =======   =======       =======
Total Return* (b)..........         5.04%**       12.65%    10.55%     7.61%         1.37%**
Net Assets at End of Period
  (In millions)............       $   9.6        $   8.1   $  7.0    $   2.0       $   2.2
Ratio of Expenses to
  Average Net Assets*......         1.90%          1.93%     2.06%     2.12%         2.14%
Ratio of Net Investment
  Income to Average Net
  Assets*..................         7.68%          8.08%     8.38%     8.13%         7.91%
Portfolio Turnover.........           54%**         125%      102%      152%          203%**
*If certain expenses had not been waived or reimbursed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets.......         2.00%          2.03%     2.07%       N/A           N/A
Ratio of Net Investment
  Income to Average Net
  Assets...................         7.58%          7.99%     8.38%       N/A           N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of maximum sales charge or contingent deferred sales charge.

N/A -- Not applicable.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital High Yield Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income through investment in medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Bond discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $96,270,175, which will expire between June 30, 1998 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At December 31, 1997, for federal income tax purposes, the cost of long- and short-term investments is $429,146,739; the aggregate gross unrealized appreciation is $13,216,936 and the aggregate gross unrealized depreciation is $2,921,787, resulting in net unrealized appreciation of $10,295,149.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. BANK LOAN PARTICIPATIONS--The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                 AVERAGE NET ASSETS                            % PER ANNUM
--------------------------------------------------------------------------
First $500 million..................................             .75 of 1%
Over $500 million...................................             .65 of 1%

    For the six months ended December 31, 1997, the Adviser waived a portion of its advisory fee. This waiver is voluntary and may be discontinued at any time.

    For the six months ended December 31, 1997, the Fund recognized expenses of approximately $16,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1997, the Fund recognized expenses of approximately $21,400 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1997,

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

the Fund recognized expenses of approximately $215,300, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Additionally, for the six months ended December 31, 1997, the Fund reimbursed VKAC approximately $19,600 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At December 31, 1997, capital aggregated $379,384,096,

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

$136,562,821 and $9,316,584 for Class A, B and C shares, respectively. For the six months ended December 31, 1997, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................      5,067,615    $  50,390,656
  Class B..................................      2,408,390       23,947,932
  Class C..................................        353,386        3,515,361
                                               -----------    -------------
Total Sales................................      7,829,391    $  77,853,949
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................        513,507    $   5,103,040
  Class B..................................        206,570        2,052,517
  Class C..................................         18,739          186,075
                                               -----------    -------------
Total Dividend Reinvestment................        738,816    $   7,341,632
                                               ===========    =============
Repurchases:
  Class A..................................     (5,469,762)   $ (54,405,883)
  Class B..................................     (1,449,407)     (14,402,735)
  Class C..................................       (226,995)      (2,252,767)
                                               -----------    -------------
Total Repurchases..........................     (7,146,164)   $ (71,061,385)
                                               ===========    =============

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $378,296,283, $124,965,107 and
$7,867,915 for Class A, B and C shares, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................      9,665,241    $  93,909,024
  Class B..................................      5,509,891       53,363,176
  Class C..................................        406,766        3,950,075
                                                ----------    -------------
Total Sales................................     15,581,898    $ 151,222,275
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      1,014,981    $   9,862,811
  Class B..................................        369,698        3,593,610
  Class C..................................         32,085          311,676
                                               -----------    -------------
Total Dividend Reinvestment................      1,416,764    $  13,768,097
                                               ===========    =============
Repurchases:
  Class A..................................    (10,008,711)   $ (97,324,996)
  Class B..................................     (3,049,089)     (29,617,644)
  Class C..................................       (353,416)      (3,432,943)
                                               -----------    -------------
Total Repurchases..........................    (13,411,216)   $(130,375,583)
                                               ===========    =============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                         SALES CHARGE
YEAR OF REDEMPTION                                  CLASS B         CLASS C
---------------------------------------------------------------------------
First............................................     4.00%           1.00%
Second...........................................     3.75%            None
Third............................................     3.50%            None
Fourth...........................................     2.50%            None
Fifth............................................     1.50%            None
Sixth............................................     1.00%            None
Seventh and Thereafter...........................      None            None

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $38,600 and CDSC on redeemed shares of approximately $171,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $233,430,198 and $206,832,463, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the six months ended December 31, 1997, were as follows:

                                                         Contracts
------------------------------------------------------------------
Outstanding at June 30, 1997.........................       -0-
Futures Opened.......................................        50
Futures Closed.......................................       (50)
                                                          -----
Outstanding at December 31, 1997.....................       -0-
                                                          =====

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1997, are payments retained by VKAC of approximately $432,549.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value
International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income
Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income
Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VKAC.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VKAC.COM and selecting Investors' Place

                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman


OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998. All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                  VAN KAMPEN AMERICAN CAPITAL HIGH YIELD FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio Management Review......................   5
Portfolio Highlights.............................   8
Portfolio of Investments.........................   9
Statement of Assets and Liabilities..............  11
Statement of Operations..........................  12
Statement of Changes in Net Assets...............  13
Financial Highlights.............................  14
Notes to Financial Statements....................  17

STGI  SAR 2/98

                             LETTER TO SHAREHOLDERS




February 3, 1998

Dear Shareholder,

    The new year ushers in what
promises to be an exciting and
challenging time for investors. The              [PHOTO]
Taxpayer Relief Act of 1997 passed by
President Clinton in August creates
many new opportunities for you and
your family to take a more active role DENNIS J. MCDONNELL AND DON G. POWELL in achieving your long-term financial goals.
    Most Americans will benefit from
the bill's $95 billion in tax cuts
over five years. The so-called Kiddie Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade, and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
    After years of breakneck growth and rapid expansion of credit, Asia experienced a severe economic setback during the reporting period. The region's problems first became evident in July, when Thailand responded to a growing trade deficit by allowing its currency to float freely in international markets. The Thai government's move set in motion a chain reaction of devaluations which ultimately severed much of the region's traditional currency link to the U.S. dollar. At the height of the crisis in October, the Hong Kong dollar, pegged to the American dollar since 1983, also came under attack from speculators.
    While Chinese officials defended the currency and retained the U.S. dollar peg, Asia's turmoil was far from finished. The crisis next spread to South Korea, where that country's ailing financial sector required a massive infusion of liquidity from the International Monetary Fund to stave off widespread bankruptcies.
    Compared to Asia, economic conditions in Europe and the United States were healthy and tranquil. Europe continues to enjoy solid economic growth with low inflation. The relatively tight fiscal policies required to accomplish a move to a single currency, however, have left Europe's unemployment rate in double digits.

                                                          Continued on page two

    In the United States, economic growth remains strong, unemployment is low, consumers are optimistic, the budget is headed for surplus this year, and our nation's currency is rising around the world. Despite the strength in the U.S. economy, there was no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset the inflationary pressures caused by rising wages.

MARKET REVIEW
    After gliding through a strong and mostly uneventful first half of 1997, global equity markets experienced a sharp increase in volatility during the later stages of the year. In particular, the currency crisis that roiled most Southeast Asian economies spilled over into the region's equity markets, creating an avalanche of selling that unnerved markets in Europe, Latin America, and the United States as well.
    Despite the shifting global economic conditions, U.S. stocks continued to post solid returns. For the year, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. But while the general upward trend in U.S. stocks continued, volatility also picked up. Between early August and late October, the Dow Jones Industrial Average fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.
    In Europe, falling interest rates, low inflation, and improving corporate profitability provided a strong underpinning to the region's equity markets. In local currency terms, every European market gained at least 13 percent, led by the 79 percent gain in Portugal and the nearly 51 percent rise in Switzerland. However, the strong U.S. dollar offset a significant portion of those gains for American investors.
    In Asia, falling currencies exacerbated the impact of tumbling stock prices. For the year, the Dow Jones Asia/Pacific Index fell 29.13 percent in dollar terms. Equity markets in Indonesia, Malaysia, South Korea, Thailand, and the Philippines each finished 1997 with losses of more than 60 percent. The negative impact of the Asian crisis on prospects for world economic growth created a positive environment for global bonds. For the 12 months ended December 31, the Salomon Brothers World Government Bond Index gained 8.97 percent in local currency terms. However, the strong dollar undermined the results for U.S. investors, and the Index gained 0.23 percent in U.S. dollar terms during the same period.
    Bond markets were especially strong in European nations that are not participating in the planned European Monetary Union, as interest rates in non-EMU countries such as Sweden and the United Kingdom fell closer to those in Germany and France. In the U.S., the yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to 7.17 percent in April amid fears of increasing inflation. When subsequent data showed the economy to be slowing, bond yields drifted gradually lower. By the end of the reporting period, the long-term Treasury bond yield had fallen to 5.92 percent, its lowest level in more than four years, and bond prices, which move in the opposite direction of bond yields, rose significantly.

                                                        Continued on page three

OUTLOOK
    We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. Overall, we believe that lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits equity markets, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies and the broad-based nature of the advance in equity prices in recent years.
    Within Asia itself, we believe that the turbulence has yet to run its course. It is likely that Pacific Rim markets will continue to search for a bottom until investors arrive at meaningful projections for economic growth rates and corporate profits. As the reporting period ended, a clear vision of the new economic order in Asia remained elusive.
    We believe that European markets generally have the least amount to lose by the Asian shock. European exports to Asia are relatively modest, and the region continues to enjoy solid growth, declining budget deficits, and benign inflation.
    As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                                         Continued on page four

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

                                           A SHARES   B SHARES   C SHARES
TOTAL RETURNS

Six-months total return based on
  NAV(1).................................     2.20%      1.82%      1.82%
Six-months total return(2)...............    -1.07%     -1.16%      0.82%
One-year total return(2).................     1.22%       .94%      2.91%
Five-year average annual total
  return(2)..............................     2.73%      2.63%        N/A
Life-of-Fund average annual total
  return(2)..............................     4.02%      3.50%      1.81%
Commencement date........................  09/28/90   07/22/91   08/13/93

DISTRIBUTION RATE AND YIELD

Distribution rate(3).....................     6.05%      5.49%      5.49%
SEC Yield(4).............................     4.18%      3.57%      3.57%

N/A = Not Applicable

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (3.25% for A shares) or contingent deferred sales charge for early withdrawal (3% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3)Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4)SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 30, 1997. Had certain expenses of the Fund not been assumed by VKAC, the SEC Yield would have been 4.16%, 3.55% and 3.55% for Classes A, B and C, respectively, and the total returns would have been lower.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund's net asset value will fluctuate as a result of changes in foreign exchange rates and fluctuations in market interest rates. Foreign investments involve the risks of future foreign political and economic developments and securities of many foreign companies are less liquid and their prices more volatile than domestic companies.

Market forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Short-Term Global Income Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by Thomas J. Slefinger, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1997.


Q   WHAT FACTORS SHAPED THE PERFORMANCE OF THE FUND OVER THE LAST SIX MONTHS?

A The big story has been the turmoil in Asian markets. Primarily, currency devaluations in countries such as Indonesia, Malaysia, Thailand, the
Philippines, and South Korea triggered a steep sell-off in these markets-- reflected by a drop of 60 to 70 percent in some of the region's bond indices over the course of just six months.
    In part, investors were reacting to a perceived threat of worldwide disinflation that could hamper the growth of world economies. The result was ripple-effect selling that reached bond and stock markets around the world. Other factors, including the current weakness of the Japanese economy and the frailty of the Japanese banking system, have also contributed to uncertainty among market participants.
    In general, investors have responded by gravitating toward higher quality securities, such as the government-backed bonds of industrialized countries. This "flight to quality" has been a positive force behind the Fund's performance, and a key factor in the strong performance of select worldwide bond markets over the past six months. Active demand has pushed up the prices of such securities, and conversely, driven yields down to levels that haven't been seen in decades. The yield on the 30-year U.S. Treasury dropped below 6 percent at year end for the first time since 1993.
    In European markets, long-term interest rates converged as central banks pursued policies geared toward the onset of the European Monetary Union. Economic conditions such as low growth and low inflation, combined with fiscally conservative spending and tight monetary policies, bode well for continued low rates and a supportive environment for bonds.


Q   WHAT STEPS DID YOU TAKE TO POSITION THE FUND IN LIGHT OF THESE CONDITIONS?

A We have maintained a moderately aggressive duration for the Fund. Duration is a measure of a bond's sensitivity to interest rates. We feel that the slightly longer duration of 1.72 years as of December 31, 1997, will put the portfolio in a good position to benefit from a steady or declining interest rate environment.
    We have been heavily weighted in the U.S. market, partly because of its "safe haven" status and partly because we expect the economy to grow more slowly in coming months, which would be a positive development for bonds.

    Similarly, we have held substantial weightings in U.S. dollar holdings (approximately 83 percent of total investments at year end), taking on minimal exposure to foreign currencies. The dollar has been very strong, and appears likely to remain so, given the outlook for conditions in the Asian sector.
    Also, due to the dramatic weakening of various foreign currencies, we have selectively added positions in certain smaller, less liquid, higher-yielding markets, such as Mexico, Argentina, and Panama. We see the potential for enhancing the Fund's yield and boosting total return by taking advantage of opportunities in these markets.
    Late in the year, we took on small exposure to selected Asian markets, including Indonesia, Malaysia, Thailand, and the Philippines. While these markets may decline further in the near term, we hope to find good relative value in higher-quality issues that should benefit from a market rebound over the longer term. For additional Fund portfolio highlights, please refer to page eight.


Q   HOW DID THE FUND PERFORM DURING THIS PERIOD?

A The Fund's performance was strong in the first half of the calendar year, but less so during the second half. For the six-month period ended
December 31, 1997, the Fund generated a total return of 2.20 percent(1)
(Class A shares at net asset value). For calendar year 1997, the Fund posted a total return of 4.68 percent(1) (Class A shares at net asset value). By comparison, the J.P. Morgan Short-Term Global Index produced a total return of
1.78 percent for the six-month period. This tracks the major bond markets of the world with maturities of three years or less. In addition, the average J.P. Morgan 3-month U.S. LIBOR Return rate was 5.77 percent. This is an unmanaged index that tracks the London Interbank Offered Rate, a key short-term interest rate that the most creditworthy international banks dealing in Eurodollars charge each other for large loans. These indices do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent.
    The Fund's distribution rate was 6.05 percent(3) as of December 31, 1997 (based on a monthly dividend of $0.039 per share, and a maximum public offering price of $7.73 per share). Please refer to the chart on page four for additional Fund performance results.


Q   WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE MONTHS AHEAD?

A The longer-term disinflationary trends that have been in place over the past two years have continued. Global economic growth rates have remained slow and inflation rates have continued to fall, resulting in declining interest rates in virtually every major bond market around the world.
    To some extent, the decline in yields has been exacerbated by the instability of the Asian region, triggering the flight to quality. This has occurred against a backdrop of macroeconomic conditions which have generally been favorable for bonds.

    We believe the world's central banks are committed to pursuing policies which promote price stability, which should support the recent trend toward stable or lower yields, creating positive long-term prospects for the fixed-income markets.
    While short-term volatility is likely, we are confident that recent events will provide the Fund with ample investment opportunity.

[SIG.]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG.]
Thomas J. Slefinger
Portfolio Manager

                                               Please see footnotes on page four

                              PORTFOLIO HIGHLIGHTS

           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

 HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS

                                        AS OF                   AS OF
                                  DECEMBER 31, 1997         JUNE 30, 1997
Repurchase Agreement..........   40.4%  ...........              3.9%
U.S. Treasury Notes...........   37.3%  ...........             64.7%
New Zealand Government........    8.3%  ...........             15.4%
United Kingdom Treasury.......    5.3%  ...........              N/A
Bonos del Tesoro..............    2.5%  ...........              N/A
World Bank -- European Bank
  for Reconstruction &
  Development.................    1.6%  ...........              1.6%
International Bank for
  Reconstruction &
  Development.................    1.5%  ...........              N/A
Banco Latinoamericano.........    1.3%  ...........              N/A
Industrial Financial
  Corporation -- Thailand.....    1.2%  ...........              N/A
Republic of Panama............    0.6%  ...........              N/A

N/A = Not Applicable

 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL INVESTMENTS




As of December 31, 1997
Repurchase Agreement................     40.4%
U.S. Government Bonds...............     37.3%        [PIE CHART]
Foreign Investment Grade Bonds......     22.3%



As of June 30, 1997
U.S. Government Bonds...............     64.7%
Foreign Investment Grade Bonds......     31.4%        [PIE CHART]
Repurchase Agreement................      3.9%

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
in Local
Currency                                                              Maturity     U.S. $
 (000)                       Description                    Coupon      Date    Market Value
--------------------------------------------------------------------------------------------
           FIXED INCOME SECURITIES
           ARGENTINA  2.5% US$
           Government/Agency
  2,000    Bonos del Tesoro...............................   8.000%   12/13/98  $ 1,981,000
                                                                                -----------
           NEW ZEALAND  11.3% NZ$
           Corporate
  3,900    International Bank for Recon & Dev.............       *    08/20/07    1,140,556
  2,100    World Bank - European Bank for Recon & Dev.....   7.350    04/21/98    1,213,646
           Government/Agency
 10,500    New Zealand Government.........................   8.000    11/15/06    6,497,813
                                                                                -----------
                                                                                  8,852,015
                                                                                -----------
           PANAMA  1.9% US$
           Corporate
  1,000    Banco Latinoamericano..........................   6.375    05/28/98      996,250
           Government/Agency
    500    Republic of Panama, 144A - Private
           Placement (a)..................................   7.875    02/13/02      483,750
                                                                                -----------
                                                                                  1,480,000
                                                                                -----------
           THAILAND  1.2% US$
           Corporate
  1,000    Industrial Financial Corp., 144A - Private
           Placement (a)..................................   7.750    08/04/07      945,788
                                                                                -----------
           UNITED KINGDOM  5.3% GBP
           Government/Agency
  2,500    United Kingdom Treasury........................   7.000    06/07/02    4,181,312
                                                                                -----------
           UNITED STATES  37.2% US$
           Government/Agency
 20,000    U.S. Treasury Notes (b)........................   5.000    01/31/98   19,995,200
  2,500    U.S. Treasury Notes............................   6.000    07/31/02    2,528,000
  6,500    U.S. Treasury Notes............................   6.125    08/15/07    6,682,130
                                                                                -----------
                                                                                 29,205,330
                                                                                -----------
REPURCHASE AGREEMENTS  40.4%
  J P Morgan (Collateralized by U. S. Treasury Bonds, $25,822,000 par,
  7.875% coupon, due 02/15/21, dated 12/31/97, to be sold on 01/02/98
  at $31,654,988).............................................................   31,644,000
                                                                                -----------
TOTAL INVESTMENTS  99.8%
  (Cost $79,612,376)..........................................................   78,289,445
OTHER ASSETS IN EXCESS OF LIABILITIES  0.2%...................................      142,398
                                                                                -----------
NET ASSETS  100.0%............................................................  $78,431,843
                                                                                ===========

*Zero coupon bond

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Assets segregated as collateral for open forward currency contracts.

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

     The following table summarizes the portfolio composition at December 31, 1997, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

U.S. Government Obligations.............    37.3%
Repurchase Agreement....................    40.4%
AAA.....................................    16.7%
A.......................................     1.2%
BBB.....................................     1.3%
BB......................................     0.6%
B.......................................     2.5%
                                           -----
                                           100.0%
                                           =====

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments, including repurchase agreement of
  $31,644,000 (Cost $79,612,376)............................  $ 78,289,445
Cash........................................................        23,886
Receivables:
  Interest..................................................       829,345
  Forward Currency Contracts................................        55,175
  Fund Shares Sold..........................................           367
                                                              ------------
      Total Assets..........................................    79,198,218
                                                              ------------
LIABILITIES:
Payables:
  Income Distributions......................................       147,662
  Fund Shares Repurchased...................................       130,914
  Distributor and Affiliates................................       109,852
  Investment Advisory Fee...................................        37,098
Accrued Expenses............................................       236,512
Trustees' Deferred Compensation and Retirement Plans........       104,337
                                                              ------------
      Total Liabilities.....................................       766,375
                                                              ------------
NET ASSETS..................................................  $ 78,431,843
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $145,298,171
Accumulated Distributions in Excess of Net Investment
  Income....................................................    (1,003,519)
Net Unrealized Depreciation.................................    (1,645,589)
Accumulated Net Realized Loss...............................   (64,217,220)
                                                              ------------
NET ASSETS..................................................  $ 78,431,843
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $39,671,387 and 5,305,385 shares of
    beneficial interest issued and outstanding).............  $       7.48
    Maximum sales charge (3.25%* of offering price).........           .25
                                                              ------------
    Maximum offering price to public........................  $       7.73
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $38,478,134 and 5,147,379 shares of
    beneficial interest issued and outstanding).............  $       7.48
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $282,322 and 37,761 shares of beneficial
    interest issued and outstanding)........................  $       7.48
                                                              ============

*On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 2,734,143
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $49,732, $232,678 and $1,063,
  respectively).............................................      283,473
Investment Advisory Fee.....................................      237,968
Shareholder Services........................................      115,647
Custody.....................................................       29,099
Legal.......................................................       13,800
Trustees' Fees and Expenses.................................       13,018
Other.......................................................       96,806
                                                              -----------
    Total Expenses..........................................      789,811
    Less Expenses Reimbursed................................        8,804
                                                              -----------
    Net Expenses............................................      781,007
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,953,136
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   716,650
  Options...................................................       18,292
  Forwards..................................................    2,815,371
  Foreign Currency Transactions.............................   (3,492,663)
                                                              -----------
Net Realized Gain...........................................       57,650
                                                              -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (1,420,976)
                                                              -----------
  End of the Period:
    Investments.............................................   (1,322,931)
    Forwards................................................     (319,283)
    Foreign Currency Translation............................       (3,375)
                                                              -----------
                                                               (1,645,589)
                                                              -----------
Net Unrealized Depreciation During the Period...............     (224,613)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (166,963)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,786,173
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1997
                  and the Year Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                           Six Months Ended         Year Ended
                                                           December 31, 1997       June 30, 1997
-----------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................  $  1,953,136           $  5,420,224
Net Realized Gain..........................................        57,650              1,725,990
Net Unrealized Depreciation During the Period..............      (224,613)            (1,136,411)
                                                             ------------           ------------
Change in Net Assets from Operations.......................     1,786,173              6,009,803
                                                             ------------           ------------
Distributions from Net Investment Income...................    (1,953,136)            (5,420,224)
Distributions in Excess of Net Investment Income...........      (548,242)            (1,573,147)
                                                             ------------           ------------
Distributions from and in Excess of Net Investment
  Income*..................................................    (2,501,378)            (6,993,371)
Return of Capital Distribution*............................           -0-                (91,680)
                                                             ------------           ------------
Total Distributions........................................    (2,501,378)            (7,085,051)
                                                             ------------           ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........      (715,205)            (1,075,248)
                                                             ------------           ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..................................     5,737,396              3,720,807
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.............................................     1,509,238              4,048,955
Cost of Shares Repurchased.................................   (19,831,777)           (46,302,530)
                                                             ------------           ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........   (12,585,143)           (38,532,768)
                                                             ------------           ------------
TOTAL DECREASE IN NET ASSETS...............................   (13,300,348)           (39,608,016)
NET ASSETS:
Beginning of the Period....................................    91,732,191            131,340,207
                                                             ------------           ------------
End of the Period (Including accumulated distributions in
  excess of net investment income of $1,003,519 and
  $455,277,  respectively).................................  $ 78,431,843           $ 91,732,191
                                                             ============           ============

                                        Six Months Ended        Year Ended
*Distrubution by Class                  December 31, 1997    June 30, 1997
--------------------------------------------------------------------------
Distributions from and in Excess of
  Net Investment Income:
  Class A Shares.........................  $(1,231,802)    $(3,003,963)
  Class B Shares.........................   (1,263,826)     (3,977,304)
  Class C Shares.........................       (5,750)        (12,104)
                                           -----------     -----------
                                           $(2,501,378)    $(6,993,371)
                                           ===========     ===========
Return of Capital Distribution:
  Class A Shares.........................  $       -0-     $   (40,726)
  Class B Shares.........................          -0-         (50,795)
  Class C Shares.........................          -0-            (159)
                                           -----------     -----------
                                           $       -0-     $   (91,680)
                                           ===========     ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                           Six Months Ended      Year Ended June 30,
                                             December 31,  ---------------------------------
Class A Shares                                  1997       1997     1996     1995     1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......   $7.55    $7.62    $7.56    $8.15     $9.11
                                                 -----    -----    -----    -----     -----
Net Investment Income.........................     .19      .42      .49      .50       .59
Net Realized and Unrealized Gain/Loss.........    (.02)     .03      .16     (.45)     (.89)
                                                 -----    -----    -----    -----     -----
Total from Investment Operations..............     .17      .45      .65      .05      (.30)
                                                 -----    -----    -----    -----     -----
Less:
  Distributions from and in Excess of Net
    Investment Income.........................     .24      .51      -0-      .37       .35
  Return of Capital Distribution..............     -0-      .01      .59      .27       .31
                                                 -----    -----    -----    -----     -----
Total Distributions...........................     .24      .52      .59      .64       .66
                                                 -----    -----    -----    -----     -----
Net Asset Value, End of the Period............   $7.48    $7.55    $7.62    $7.56     $8.15
                                                 =====    =====    =====    =====     =====

Total Return* (a).............................   2.20%**  6.09%    8.81%     .69%    (3.61%)
Net Assets at End of the Period (In
  millions)...................................   $39.7    $39.5    $50.1    $72.5    $147.7
Ratio of Expenses to Average Net Assets*
  (b).........................................   1.39%    1.33%    1.31%    1.14%     1.13%
Ratio of Net Investment Income to Average
  Net Assets*.................................   4.91%    5.37%    6.54%    7.20%     6.64%
Portfolio Turnover............................     80%**   378%     225%     204%      259%
* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (b)...   1.42%    1.36%    1.34%      N/A       N/A
Ratio of Net Investment Income to Average
  Net Assets..................................   4.89%    5.34%    6.51%      N/A       N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                      Six Months Ended             Year Ended June 30,
                                          December 31,    -----------------------------------
Class B Shares                                 1997(a)    1997(a)    1996     1995     1994
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....   $7.55      $7.62     $7.56    $8.15     $9.10
                                               -----      -----      ----     ----      ----
Net Investment Income.......................     .16        .35       .39      .41       .54
Net Realized and Unrealized Gain/Loss.......    (.02)       .04       .20     (.42)     (.90)
                                               -----      -----      ----     ----      ----
Total from Investment Operations............     .14        .39       .59     (.01)     (.36)
                                               -----      -----      ----     ----      ----
Less:
  Distributions from and in Excess of Net
    Investment Income.......................     .21        .45       -0-      .34       .32
  Return of Capital Distribution............     -0-        .01       .53      .24       .27
                                               -----      -----      ----     ----      ----
Total Distributions.........................     .21        .46       .53      .58       .59
                                               -----      -----      ----     ----      ----
Net Asset Value, End of the Period..........   $7.48      $7.55     $7.62    $7.56     $8.15
                                               =====      =====     =====    =====     =====
Total Return* (b)...........................   1.82%**    5.29%     8.02%    (.14%)   (4.22%)
Net Assets at End of the Period (In
  millions).................................   $38.5      $52.1     $81.1    $127.9   $271.8
Ratio of Expenses to Average Net Assets*
  (c).......................................   2.15%      2.09%     2.09%    1.96%     1.85%
Ratio of Net Investment Income to Average
  Net Assets*...............................   4.17%      4.62%     5.79%    6.42%     5.91%
Portfolio Turnover..........................     80%**     378%      225%     204%      259%
* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets
  (c).......................................   2.17%      2.12%     2.12%      N/A       N/A
Ratio of Net Investment Income to Average
  Net Assets................................   4.15%      4.59%     5.76%      N/A       N/A

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                            August 13, 1993
                             Six Months Ended    Year Ended June 30,        (Commencement of
                               December 31, ---------------------------    Distribution) to
Class C Shares                   1997(a)    1997(a)     1996      1995      June 30, 1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................   $7.55       $7.62     $7.56     $8.16                $9.24
                                   -----       -----     -----     -----                -----
Net Investment Income...........     .15         .35       .45       .50                  .49
Net Realized and Unrealized
  Gain/Loss.....................    (.01)        .04       .14      (.52)               (1.05)
                                   -----       -----     -----     -----                -----
Total from Investment
  Operations....................     .14         .39       .59      (.02)                (.56)
                                   -----       -----     -----     -----                -----
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................     .21         .45       -0-       .34                  .27
  Return of Capital
    Distribution................     -0-         .01       .53       .24                  .25
                                   -----       -----     -----     -----                -----
Total Distributions.............     .21         .46       .53       .58                  .52
                                   -----       -----     -----     -----                -----
Net Asset Value, End of the
  Period........................   $7.48       $7.55     $7.62     $7.56                $8.16
                                   =====       =====     =====     =====                =====
Total Return* (b)...............   1.82%**     5.29%     8.03%     (.27%)              (6.32%)**
Net Assets at End of the Period
  (In millions).................     $.3         $.2       $.2       $.2                  $.2
Ratio of Expenses to Average Net
  Assets* (c)...................   2.16%       2.09%     2.07%     1.96%                1.84%
Ratio of Net Investment Income
  to Average Net Assets*.........  4.08%       4.63%     5.72%     6.30%                5.83%
Portfolio Turnover..............     80%**      378%      225%      204%                 259%
* If certain expenses had not been assumed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (c)....................   2.18%      2.12%     2.09%       N/A                  N/A
Ratio of Net Investment Income
  to Average Net Assets.........   4.06%      4.60%     5.69%       N/A                  N/A

** Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) Beginning with the year ended June 30, 1997, the Ratios of Expenses to Average Net Assets are based upon expense amounts which do not reflect credits earned on overnight cash balances.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Short-Term Global Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income, consistent with prudent investment risk through investment in a global portfolio of investment grade debt securities denominated in various currencies and multi-national currency units and having an average duration of three years or less. The Fund commenced investment operations on September 28, 1990. The distribution of the Fund's Class B and Class C shares commenced on July 22, 1991, and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using the last available bid price, or if not available, yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At December 31, 1997, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such security only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $64,274,870 which will expire between June 30, 2001 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and as a result of gains or losses recognized for tax purposes on open options and forward transactions at June 30, 1997.

    At December 31, 1997, for federal income tax purposes, cost of long- and short-term investments is $79,612,376; the aggregate gross unrealized appreciation is $1,969,101

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

and the aggregate gross unrealized depreciation is $3,614,690 resulting in net unrealized depreciation including forward currency contracts of $1,645,589.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes.

    Net realized gains, if any, are distributed annually.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's fiscal year. Therefore, while it is likely that a portion of the Fund's distribution will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the six months ended December 31, 1997.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly of .55% of the Fund's average net assets.

    For the six months ended December 31, 1997, Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") has agreed to assume the Fund's registration and filing fees. This waiver is voluntary and may be discontinued at any time.

    For the six months ended December 31, 1997, the Fund recognized expenses of approximately $2,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1997, the Fund recognized expenses of approximately $19,100 representing VKAC's cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1997, the Fund recognized expenses of approximately $73,300, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1997, capital aggregated $62,172,099, $82,838,653 and
$287,419, for Classes A, B and C, respectively. For the six months ended December 31, 1997, transactions were as follows:

                                                         SHARES         VALUE
---------------------------------------------------------------------------------
Sales:
  Class A..........................................        704,160   $  5,321,236
  Class B..........................................         39,932        301,352
  Class C..........................................         15,201        114,808
                                                       -----------   ------------
Total Sales........................................        759,293   $  5,737,396
                                                       ===========   ============
Dividend Reinvestment:
  Class A..........................................        111,194   $    841,476
  Class B..........................................         87,476        662,079
  Class C..........................................            752          5,683
                                                       -----------   ------------
Total Dividend Reinvestment........................        199,422   $  1,509,238
                                                       ===========   ============
Repurchases:
  Class A..........................................       (736,937)  $ (5,576,975)
  Class B..........................................     (1,883,322)   (14,240,092)
  Class C..........................................         (1,946)       (14,710)
                                                       -----------   ------------
Total Repurchases..................................     (2,622,205)  $(19,831,777)
                                                       ===========   ============

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $61,586,362, $96,115,314 and $181,638, for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       258,752   $  1,966,958
  Class B..........................................       212,311      1,604,749
  Class C..........................................        19,713        149,100
                                                       ----------   ------------
Total Sales........................................       490,776   $  3,720,807
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       261,651   $  1,982,096
  Class B..........................................       271,233      2,054,943
  Class C..........................................         1,572         11,916
                                                       ----------   ------------
Total Dividend Reinvestment........................       534,456   $  4,048,955
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,868,594)  $(14,169,926)
  Class B..........................................    (4,219,580)   (31,987,407)
  Class C..........................................       (19,067)      (145,197)
                                                       ----------   ------------
Total Repurchases..................................    (6,107,241)  $(46,302,530)
                                                       ==========   ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within three years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          3.00%      1.00%
Second.............................................          2.00%       None
Third..............................................          1.00%       None
Fourth and Thereafter..............................           None       None

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

     For the six months ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $200 and CDSC on redeemed shares of approximately $8,100. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $50,993,395 and $80,371,243, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

     Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.

    Transactions in options for the six months ended December 31, 1997, were as follows:

                                                   CONTRACTS     PREMIUM
------------------------------------------------------------------------
Outstanding at June 30, 1997......................      1      $ (27,698)
Options Written and
  Purchased (Net).................................     12        444,910
Options Terminated in Closing
  Transactions (Net)..............................    (12)      (444,910)
Options Expired (Net).............................     (1)        27,698
                                                     ----      ---------
Outstanding at December 31, 1997..................    -0-      $     -0-
                                                     ====      =========

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

B. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

    At December 31, 1997, the Fund has outstanding forward currency contracts as follows:

                                                            UNREALIZED
                  FORWARD                      CURRENT     APPRECIATION/
            CURRENCY CONTRACTS                  VALUE      DEPRECIATION
------------------------------------------------------------------------
LONG CONTRACTS:
Canadian Dollar,
  3,441,250 expiring 02/17/98..............  $ 2,411,893    $   (88,107)
Deutsche Mark,
  64,635,475 expiring 02/27/98-10/07/98....   36,117,866     (1,412,822)
Greek Drachma,
  324,106,741 expiring 09/29/98............    1,076,111        (41,683)
Indonesian Rupiah,
  842,500,000 expiring 09/29/98............      141,275       (108,725)
Japanese Yen,
  545,925,000 expiring 02/17/98-04/27/98...    4,225,876       (275,390)
Malaysian Ringgit,
  441,625 expiring 09/29/98................      111,441        (27,151)
Mexican Peso,
  23,155,000 expiring 10/30/98-12/01/98....    2,575,645         75,645
Philippine Peso,
  4,910,000 expiring 09/29/98..............      107,344        (32,145)
Swiss Franc,
  5,846,400 expiring 02/17/98..............    4,024,041        (29,344)
Thailand Baht,
  5,302,000 expiring 09/29/98..............      105,508        (34,511)
Turkish Lira,
  316,000,000,000 expiring 10/09/98........      883,595       (116,405)
                                             -----------    -----------
                                             $51,780,595     (2,090,638)
                                             ===========    ===========
SHORT CONTRACTS:
Deutsche Mark,
  49,980,150 expiring 02/12/98-04/03/98....  $27,878,917      1,265,797
European Currency Unit,
  2,660,754 expiring 09/29/98..............    2,954,184         45,816

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                            UNREALIZED
                  FORWARD                      CURRENT     APPRECIATION/
            CURRENCY CONTRACTS                  VALUE      DEPRECIATION
------------------------------------------------------------------------
SHORT CONTRACTS (CONTINUED)
Greek Drachma,
  269,856,741 expiring 01/05/98............  $   949,040    $    11,988
New Zealand Dollar,
  15,337,998 expiring 01/05/98.............    8,902,105        334,897
Pound Sterling,
  1,485,531 expiring 02/20/98..............    2,433,936         66,064
Swiss Franc,
  5,601,038 expiring 10/07/98..............    3,953,207         46,793
                                             -----------    -----------
                                             $47,071,389      1,771,355
                                             ===========    -----------
                                                            ($  319,283)
                                                           ============

    At December 31, 1997, the Fund had realized gains on closed but unsettled forward currency contracts of $374,458 scheduled to settle between January 5, 1998 and October 27, 1999.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1997, are payments retained by VKAC of approximately $195,000.

           VAN KAMPEN AMERICAN CAPITAL SHORT-TERM GLOBAL INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

SM denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, this report, if used with prospective investors, must be accompanied by a quarterly performance update.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20

SIF  SAR 2/98

                             LETTER TO SHAREHOLDERS




February 3, 1998

Dear Shareholder,

    The new year ushers in what
promises to be an exciting and
challenging time for investors. The
Taxpayer Relief Act of 1997 passed by
President Clinton in August creates
many new opportunities for you and                    [PHOTO]
your family to take a more active
role in achieving your long-term
financial goals.
    Most Americans will benefit from    DENNIS J. MCDONNELL AND DON G. POWELL
the bill's $95 billion in tax cuts
over five years. The so-called Kiddie
Credit gives parents $400 in immediate tax relief for every child under age 17, and families will find it easier to save for their children's college expenses through the new Education IRA. The bill also cuts capital gains tax rates for the first time in over a decade, and loosens restrictions on tax-deductible IRA contributions. Perhaps the most exciting feature of all is the new Roth IRA, which allows investment earnings to grow tax free, not just tax deferred.
    This year more than ever, it could be important for you to talk with your financial adviser about how to make the tax code work to your advantage. At Van Kampen American Capital, we have prepared a variety of publications to help you understand your choices under the new tax legislation. And with the help of your adviser, we'll help you locate the many benefits hidden among the changing tax landscape.

ECONOMIC OVERVIEW
    After years of breakneck growth and rapid expansion of credit, Asia experienced a severe economic setback during the reporting period. The region's problems first became evident in July, when Thailand responded to a growing trade deficit by allowing its currency to float freely in international markets. The Thai government's move set in motion a chain reaction of devaluations which ultimately severed much of the region's traditional currency link to the U.S. dollar. At the height of the crisis in October, the Hong Kong dollar, pegged to the American dollar since 1983, also came under attack from speculators.
    While Chinese officials defended the currency and retained the U.S. dollar peg, Asia's turmoil was far from finished. The crisis next spread to South Korea, where that country's ailing financial sector required a massive infusion of liquidity from the International Monetary Fund to stave off widespread bankruptcies.
    Compared to Asia, economic conditions in Europe and the United States were healthy and tranquil. Europe continues to enjoy solid economic growth with low inflation. The relatively tight fiscal policies required to accomplish a move to a single currency, however, have left Europe's unemployment rate in double digits.

                                                           Continued on page two

    In the United States, economic growth remains strong, unemployment is low, consumers are optimistic, the budget is headed for surplus this year, and our nation's currency is rising around the world. Despite the strength in the U.S. economy, there was no indication of troublesome inflation. In fact, the producer price index fell by 1.2 percent during the year, the largest annual decline in wholesale prices since 1986. Inflation at the consumer level was also virtually nonexistent, with the consumer price index rising by only 1.7 percent during 1997. A strong dollar and significant productivity gains helped offset the inflationary pressures caused by rising wages.

MARKET REVIEW
    After gliding through a strong and mostly uneventful first half of 1997, global equity markets experienced a sharp increase in volatility during the later stages of the year. In particular, the currency crisis that roiled most Southeast Asian economies spilled over into the region's equity markets, creating an avalanche of selling that unnerved markets in Europe, Latin America, and the United States as well.
    Despite the shifting global economic conditions, U.S. stocks continued to post solid returns. For the year, the Wilshire 5000 Index, which measures the performance of all publicly traded U.S. companies, gained 29.17 percent. But while the general upward trend in U.S. stocks continued, volatility also picked up. Between early August and late October, the Dow Jones Industrial Average fell by 16 percent before rebounding sharply to close the reporting period near record-high territory.
    In Europe, falling interest rates, low inflation, and improving corporate profitability provided a strong underpinning to the region's equity markets. In local currency terms, every European market gained at least 13 percent, led by the 79 percent gain in Portugal and the nearly 51 percent rise in Switzerland. However, the strong U.S. dollar offset a significant portion of those gains for American investors.
    In Asia, falling currencies exacerbated the impact of tumbling stock prices. For the year, the Dow Jones Asia/Pacific Index fell 29.13 percent in dollar terms. Equity markets in Indonesia, Malaysia, South Korea, Thailand, and the Philippines each finished 1997 with losses of more than 60 percent. The negative impact of the Asian crisis on prospects for world economic growth created a positive environment for global bonds. For the 12 months ended December 31, the Salomon Brothers World Government Bond Index gained 8.97 percent in local currency terms. However, the strong dollar undermined the results for U.S. investors, and the Index gained 0.23 percent in U.S. dollar terms during the same period.
    Bond markets were especially strong in European nations that are not participating in the planned European Monetary Union, as interest rates in non-EMU countries such as Sweden and the United Kingdom fell closer to those in Germany and France. In the U.S., the yield on the Treasury's benchmark 30-year bond began the year at 6.64 percent and climbed to 7.17 percent in April amid fears of increasing inflation. When subsequent data showed the economy to be slowing, bond yields drifted gradually lower. By the end of the reporting period, the long-term Treasury bond yield had fallen to 5.92 percent, its lowest level in more than four years, and bond prices, which move in the opposite direction of bond yields, rose significantly.

                                                         Continued on page three

OUTLOOK
    We expect that the recent upheavals in Southeast Asia will have a mixed impact on the U.S. economy and financial markets. Sales of American goods overseas are likely to decline in coming months, and competition from relatively inexpensive imports could pinch profit margins. Overall, we believe that lower currency values in Asia will likely result in less inflation in the U.S. and a greater likelihood of stable or falling interest rates. Such a scenario usually benefits equity markets, and we believe that a portfolio of high-quality domestic stocks should continue to perform well. We also anticipate that stock selection will play a larger role in generating investment performance due to the uneven impact of the Asian crisis on individual companies and the broad-based nature of the advance in equity prices in recent years.
    Within Asia itself, we believe that the turbulence has yet to run its course. It is likely that Pacific Rim markets will continue to search for a bottom until investors arrive at meaningful projections for economic growth rates and corporate profits. As the reporting period ended, a clear vision of the new economic order in Asia remained elusive.
    We believe that European markets generally have the least amount to lose by the Asian shock. European exports to Asia are relatively modest, and the region continues to enjoy solid growth, declining budget deficits, and benign inflation.
    As we noted earlier, the Taxpayer Relief Act of 1997 provides attractive new vehicles through which investors can save for a variety of goals, including higher education and retirement. We encourage you to work with your financial adviser to consider how the tax changes can work to your benefit.
    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED DECEMBER 31, 1997

               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND

 TOTAL RETURNS

                                            A SHARES    B SHARES    C SHARES
Six-month total return based on NAV(1)..       0.96%       0.58%       0.58%
Six-month total return(2)...............     (3.86)%     (3.31)%     (0.39)%
One-year total return(2)................       1.09%       1.32%       4.36%
Life-of-Fund average annual total
  return(2).............................       4.23%       4.18%       4.64%
Commencement date.......................    12/31/93    12/31/93    12/31/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3)....................       7.60%       7.20%       7.21%
SEC Yield(4)............................       6.48%       6.04%       6.04%

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending December 31, 1997. Had certain expenses of the Fund not been assumed by VKAC, total returns would have been lower and the SEC Yield would have been 6.45%, 6.01% and 6.01% for Classes A, B and C, respectively.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund may react to changes in interest rate cycles, business or economic conditions, rates of inflation, or other market conditions. Global investing, investing in lower rated securities, and investing in a limited number of sectors each hold the potential for risks not associated with many other types of fixed-income investments.

Market Forecasts provided in this report may not necessarily come to pass.

                          PORTFOLIO MANAGEMENT REVIEW
               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Strategic Income Fund about the key events and economic forces that shaped the markets during the past six months. The team is led by Robert Hickey, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended December 31, 1997.

Q WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE MARKETS DURING THE LAST SIX MONTHS?

A   The last six months have been rather challenging on a number of fronts.
    Most notably, the meltdown in Asian markets during the fourth quarter of 1997 triggered a concurrent sell-off of emerging markets issues, especially those issued by countries facing economic challenges -- high deficit, vulnerable currency -- similar to those of the hard-hit Asian countries. So even though we had virtually no direct exposure to Asian markets until late in December, we still felt the effects of the sell-off.
    At the heart of the Asian situation were the currency devaluations in countries such as Thailand, Malaysia, and South Korea. The sharp decline in the value of these currencies raised concerns of widespread debt-service default and possible bankruptcies. Coming at a time when the U.S. dollar has been exceptionally strong, these fears triggered a "flight to quality," wherein investors moved assets into more stable venues, such as the U.S. bond market.
    The U.S. economy continued its pattern of relatively modest growth accompanied by surprisingly low inflation and low unemployment. Europe has been similarly stable, benefiting in part from the policies enacted to prepare for the upcoming European Monetary Union. Corporate earnings in these regions, while not historically high, have been solid relative to inflation.

Q   HOW DID YOU REACT TO THESE CONDITIONS?

A We were active in the emerging markets (Foreign Non-Investment Grade) sector, reducing our allocation to approximately 25 percent of the portfolio's long-term investments by early December, down from approximately 34 percent of long-term investments in June. As of December 31, 1997, this sector represented approximately 29 percent of the Fund's long-term investments. While we were able to sidestep the hit to Asian markets, we did add to our position there late in the year. We continued to hold substantial weightings in Mexico, United Kingdom, and Argentina, but reduced weightings in Brazil and Russia.
    In the Foreign Investment Grade sector, we maintained an allocation of 17.4 percent of long-term investments, while decreasing our Domestic Investment Grade holdings to 14.9 percent of long-term investments. We saw corporates as an attractive, and fairly safe sector. Spreads were tight, and we saw good opportunities to add value to the portfolio.

U.S. corporates and governments have been beneficiaries of the flight to quality, which is to be expected as long as the U.S. economy continues to behave the way it has.
    We added Treasuries to the portfolio and increased weightings to mortgage-backed securities during the reporting period. The mix of government issues and mortgage-backed securities shifted so that we had an allocation of around 89 percent governments and 11 percent mortgages, respectively, by year end.
    Our allocation to domestic high yield securities remains at about 15 percent of long-term investments. Our holdings here are predominately in the upper quality echelon (the average rating is B+). We believe the spreads in this sector are so narrow that investors are not being adequately compensated for taking on the added credit risk, so we tend to favor the higher-quality issues within this market.
    In terms of currencies, we have been overweighted toward the U.S. dollar, which was clearly the appropriate strategy over the past six months. The dollar has been and continues to be very strong relative to most foreign currencies. We added exposure to the Japanese yen late in the year, as the yen hit four-year lows against the dollar. For additional Fund portfolio highlights, please refer to page eight.

Q   HOW DID THE FUND PERFORM OVER THE REPORTING PERIOD?

A   For the six months ended December 31, 1997, the Fund's total return was
    0.96 percent(1) (Class A shares at net asset value). The Fund's total return for the 12 months ended December 31,1997 was 6.13 percent. By comparison, the Lehman Brothers Aggregate Bond Index, a broad-based, unmanaged index, produced a total return of 6.36 percent over the six-month period ended December 31. Similarly, a composite index of 20 percent of each Salomon Brothers indices for Mortgages, High Yield, Corporate, Non-U.S. Dollar World Government Bond, and Brady Bonds produced a total return of 11.60 percent of the six-month period. Keep in mind that neither indices reflect any commissions or fees that would be paid by an investor purchasing the securities they represent.
    The Fund's current distribution rate as of December 31 was 7.60 percent(3), based on a monthly dividend of $0.0825 per Class A share and a maximum public offering price of $13.03 per share. The Fund's dividend was unchanged during the period.
    Looking at performance from a longer-term perspective, the Fund's A shares received an overall rating and three-year rating of four stars from Morningstar, among 1,371 funds in the Taxable Bond category, reflecting its stellar performance in 1995 and 1996 (five- and ten-year period ratings were not available). Obviously, it's not realistic to expect double-digit gains year after year -- a reality that we were reminded of in the fourth quarter of 1997. Morningstar is an independent rating company that reviews and assigns ratings to mutual funds.* While past performance is no guarantee of future results, Morningstar ratings provide a means to measure a funds ability to achieve its investment goals. The ratings calculate the funds' three-, five-, and ten-year average annual returns, if applicable, with 10 percent of the funds in a category receiving five stars, 22.5 percent receiving four stars, 35 percent receiving three stars, 22.5 percent receiving two stars, and 10 percent receiving one star. Please refer to the chart on page four for additional Fund performance results.

Q   WHAT IS YOUR OUTLOOK FOR THE MARKET IN THE MONTHS AHEAD?

A We are still bullish on the U.S. dollar and expect that the domestic economy will remain strong. With the Asian markets down so sharply, there may be a buying opportunity as we go forward, though we anticipate further volatility in the short term. Generally, we believe most emerging markets will be solid performers in 1998, though quite volatile; still, we do not consider the Latin American markets as good prospects at this time.
    We would expect to move the portfolio's duration (a measure of its sensitivity to interest rate changes) to a neutral or slightly lower level, as rates are more likely to edge up after the sharp, knee-jerk moves caused by the Asian situation. At year-end, the Fund's duration was at 4.49 years, compared to its benchmark of 4.42 years.
    The Fund maintained weightings in the utility sector -- predominantly those of the United States and the United Kingdom -- due to the opportunities created there by deregulation. We had no exposure to the banking and finance sectors, which could experience lower earnings due to the Asian market sell-off. We think Thailand and Korea offer some interesting opportunities, but we will avoid Indonesia and Malaysia in the near term.
    In short, we're being very selective about our choice of securities for the portfolio. We feel this has been the key to our success over the past three years, and will continue to pursue this strategy, supported by our strong research and analysis staff. Overall, we feel we are well positioned for 1998.

[SIG]

Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

[SIG]

Robert Hickey

Portfolio Manager

    * The four-star rating is a composite rating. Morningstar is an independent mutual fund performance monitor. Morningstar proprietary ratings reflect historical risk-adjusted performance as of December 31, 1997. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Ratings for other share classes will vary.

                                               Please see footnotes on page four

                              PORTFOLIO HIGHLIGHTS

               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND
 TOP TEN HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                              AS OF               AS OF
                                        DECEMBER 31, 1997     JUNE 30, 1997
US Treasury Note, 6.625%,
  05/15/07.....................         6.8%  ............         N/A
US Treasury Bond, 6.375%,
  08/15/27.....................         5.4%  ............         N/A
Mexican Par Bond...............         3.3%  ............         N/A
Bonos del Tesoro...............         2.8%  ............        1.2%
Republic of Colombia...........         2.8%  ............        1.5%
Westinghouse Credit Corp.......         2.8%  ............        2.5%
Republic of Panama.............         2.8%  ............        2.9%
Provident Cap Trust I..........         2.7%  ............         N/A
US Treasury Note, 6.125%,
  08/15/07.....................         2.6%  ............         N/A
US Treasury Bond, 6.125%,
  11/15/27.....................         2.6%  ............         N/A

N/A = Not Applicable

 ASSET ALLOCATION AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF DECEMBER 31, 1997                                           AS OF JUNE 30, 1997
Foreign Non-Investment Grade................28.9%                 Foriegn Non-Investment Grade................33.9%
Domestic Non-Investment Grade...............15.1%                 Domestic Non-Investment Grade...............21.6%
Foreign Investment Grade....................17.4%   [PIE CHART]   Foreign Investment Grade....................16.9%    [PIE CHART]
Domestic Investment Grade...................14.9%                 Domestic Investment Grade...................17.1%
U.S. Government/Mortgage Backed Securities..21.1%                 U.S. Government/Mortgage Backed Securities.. 6.8%
Common Stock and Preferred Stock............ 2.6%                 Common Stock and Preferred Stock............ 3.7%


 TOP TEN COUNTRIES AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF DECEMBER 31, 1997                   AS OF JUNE 30, 1997
U.S...................   51.9%            U.S...................  47.5%
Mexico................    9.0%            Argentina.............  11.1%
United Kingdom........    7.4%            Mexico................   5.1%
Argentina.............    6.9%            Brazil................   4.6%
Thailand..............    3.1%            United Kingdom........   4.5%
Colombia..............    2.8%            Cayman Islands........   4.0%
Panama................    2.8%            Colombia..............   3.6%
Virgin Islands........    2.2%            Russia................   3.1%
Chile.................    2.0%            Panama................   2.9%
Romania...............    1.3%            Croatia...............   2.9%

                            PORTFOLIO OF INVESTMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                     Description                   Coupon        Date     Market Value
---------------------------------------------------------------------------------------------
             CORPORATE BONDS  62.3%
             BANKING  9.1%
  2,000      Banco Credito Argentino 144A - US$ (b)
             (e)......................................        9.500%  04/24/00   $  2,015,000
    300      Korea Development Bank - US$.............        6.250   05/01/00        256,500
  3,000      MBNA Capital I - US$ (b).................        8.278   12/01/26      3,110,394
  4,000      Provident Cap Trust I - US$ (b)..........        8.600   12/01/26      4,249,532
  2,000      Romanian Commercial Bank - US$...........        9.125   03/10/00      1,955,000
                                                                                 ------------
                                                                                   11,586,426
                                                                                 ------------
             BEVERAGE, FOOD & TOBACCO  2.8%
  1,000      Embotelladora Andina S.A. - US$ (b)......        7.875   10/01/97        970,961
  2,500      Pepsi - Gemex - US$ (b)..................        9.750   03/30/04      2,575,000
                                                                                 ------------
                                                                                    3,545,961
                                                                                 ------------
             BROADCASTING/TELEVISION  2.4%
    500      Central Euro Media Enterprises - US$
             (b)......................................        9.375   08/15/04        492,500
    500      TV Azteca S.A. - US$.....................       10.125   02/15/04        518,750
  2,000      Viacom, Inc. - US$ (b)...................        7.750   06/01/05      2,043,218
                                                                                 ------------
                                                                                    3,054,468
                                                                                 ------------
             BUILDINGS AND REAL ESTATE  3.7%
  2,000      Bradley Operating L.P. - US$ (b).........        7.000   11/15/04      2,005,200
  2,500      Dynex Capital, Inc. - US$ (b)............        7.875   07/15/02      2,503,200
    250      Kevco, Inc. 144A - US$ (b) (e)...........       10.375   12/01/07        255,000
                                                                                 ------------
                                                                                    4,763,400
                                                                                 ------------
             CHEMICALS, PLASTICS & RUBBER  1.6%
  2,000      Solutia, Inc. - US$ (b)..................        7.375   10/15/27      2,072,400
                                                                                 ------------
             CONTAINERS, PACKAGING & GLASS  0.4%
    500      SD Warren Co. - US$......................       12.000   12/15/04        557,500
                                                                                 ------------
             ELECTRONICS  0.6%
  1,000      Philippine Long Distance Telephone Co.
             - US$....................................        8.350   03/06/17        799,150
                                                                                 ------------
             FINANCE  4.2%
  1,000      Pera Financial 144A - US$ (b) (e)........        9.375   10/15/02        940,000
  3,945      Westinghouse Credit Corp - US$ (b).......        8.875   06/14/14      4,349,363
                                                                                 ------------
                                                                                    5,289,363
                                                                                 ------------
             GROCERY  0.4%
    500      Pantry, Inc. 144A - US$ (b) (e)..........       10.250   10/15/07        512,500
                                                                                 ------------
             HEALTHCARE  0.4%
    500      Tenet Healthcare Corp - US$ (b)..........       10.125   03/01/05        546,250
                                                                                 ------------
             INSURANCE  1.0%
  1,000      American Annuity 144A - US$ (b) (e)......        7.250   09/25/01      1,022,640
    250      Superior National Trust I 144A - US$
             (e)......................................       10.750   12/01/17        256,250
                                                                                 ------------
                                                                                    1,278,890
                                                                                 ------------

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                     Description                   Coupon        Date     Market Value
---------------------------------------------------------------------------------------------
             MINING  0.8%
  1,250      CSN Iron S.A. 144A - US$ (b).............        9.125%  06/01/07   $  1,068,750
                                                                                 ------------
             OIL & GAS  9.4%
  1,000      Bridas Corp. - US$ (b)...................       12.500   11/15/99      1,075,000
  2,000      Bridas Corp. - US$.......................       12.500   06/10/03      2,350,260
    500      Dawson Product Services - US$ (b)........        9.375   02/01/07        525,000
  1,100      DI Industries, Inc. - US$ (b)............        8.875   07/01/07      1,144,000
    500      Giant Industries - US$...................        9.750   11/15/03        516,250
    300      KCS Energy, Inc. - US$ (b)...............       11.000   01/15/03        329,250
  1,000      Lukinter Finance B.V. 144A - US$ (b)
             (e)......................................        1.000   11/03/03        850,000
  2,000      Northwest Pipeline Corp. - US$...........        6.625   12/01/07      2,017,800
  3,000      Oryx Energy Co. - US$....................        8.375   07/15/04      3,243,216
                                                                                 ------------
                                                                                   12,050,776
                                                                                 ------------
             PRINTING, PUBLISHING & BROADCASTING  1.7%
    500      Cablevision System Corp - US$ (b)........        7.875   12/15/07        510,000
    500      Cablevision System Corp - US$ (b)........       10.500   05/15/16        582,500
  1,000      SCI Television - US$ (b).................       11.000   06/30/05      1,032,500
                                                                                 ------------
                                                                                    2,125,000
                                                                                 ------------
             RETAIL  3.0%
  3,500      Grupo Elektra sa de CV -US$..............       12.750   05/15/01      3,843,000
                                                                                 ------------
             TELECOMMUNICATIONS  12.6%
  1,500      CIA International Telecommunication 144A
             -US$ (b) (e).............................        8.850   08/01/04      1,447,500
  1,500      CIA International Telecommunication 144A
             -ARS (e).................................       10.375   08/01/04        847,500
  2,000      Compania Telecommunication Chile - US$
             (b)......................................        7.625   07/15/06      2,073,980
    500      Esprit Telecommunication Group - US$.....       11.500   12/15/07        517,500
    500      Intermedia Communications 144A - US$ (b)
             (e)......................................        8.875   11/01/07        515,000
    500      IXC Communications, Inc. - US$ (b).......       12.500   10/01/05        577,500
  3,690      MFS Communications - US$.................        8.875   01/15/06      3,984,714
  1,000      Millicom International - US$ (b) (c).....     0/13.500   06/01/06        735,000
    750      Netia Holdings B.V. 144A - US$ (e).......       11.250   11/01/07        427,500
  2,000      Viatel, Inc. - US$ (b) (c)...............     0/15.000   01/15/05      1,237,500
  3,500      Worldcom, Inc. - US$ (b).................        7.750   04/01/07      3,755,458
                                                                                 ------------
                                                                                   16,119,152
                                                                                 ------------
             TEXTILES  0.5%
    250      Pillowtex Corp. - US$....................       10.000   11/15/06        266,250
    100      Pillowtex Corp. 144A - US$ (e)...........        9.000   12/15/07        102,250
    250      Scovill Fasteners, Inc. 144A - US$ (e)...       11.250   11/30/07        255,624
                                                                                 ------------
                                                                                      624,124
                                                                                 ------------

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                     Description                   Coupon        Date     Market Value
---------------------------------------------------------------------------------------------
             UTILITIES  7.7%
  2,000      Avon Energy Partners 144A - US$ (b)
             (e)......................................        7.050%  12/11/07   $  2,042,760
  1,000      Central Termica Guemes S.A. 144A - US$
             (b) (e)..................................       12.000   11/26/01      1,000,000
  2,000      DR Investments 144A - US$ (e)............        7.450   05/15/07      2,117,434
    628      Midland Funding Corp II - US$ (b)........       10.330   07/23/02        670,278
  2,000      Niagara Mohawk Power - US$ (b)...........        6.875   03/01/01      2,006,546
  2,000      Southern Investments UK - US$............        6.800   12/01/06      2,019,742
                                                                                 ------------
                                                                                    9,856,760
                                                                                 ------------
             Total Corporate Bonds............................................     79,693,870
                                                                                 ------------
             FOREIGN GOVERNMENT AND AGENCY
             SECURITIES  30.7%
             ARGENTINA  4.3%
  1,500      Argentina Par Bond - US$ (d).............        5.500   03/31/23      1,099,695
  2,500      Bonos del Tesoro - US$...................        8.000   12/13/98      2,476,250
  2,000      Bonos del Tesoro - US$...................        8.750   05/09/02      1,894,000
                                                                                 ------------
                                                                                    5,469,945
                                                                                 ------------
             AUSTRALIA  1.1%
  2,000      Australian Government - AU$..............        6.750   11/15/06      1,370,226
                                                                                 ------------
             BULGARIA  0.9%
  1,500      Bulgaria Disc - Ser A - US$..............        6.750   07/28/24      1,155,000
                                                                                 ------------
             CANADA  0.7%
  1,250      Canadian Government - CA$................        7.500   03/01/01        927,889
                                                                                 ------------
             COLOMBIA  3.4%
  3,000      Republic of Colombia - US$ (b)...........        7.625   02/15/07      2,788,080
  1,500      Republic of Colombia - US$ (b)...........        8.660   10/07/16      1,557,675
                                                                                 ------------
                                                                                    4,345,755
                                                                                 ------------
             COSTA RICA  0.6%
  1,000      Costa Rica - Prin, Ser A - US$ (d).......        6.250   05/21/10        850,000
                                                                                 ------------
             ITALY  0.7%
1,500,000    Republic of Italy BTPS - ITL.............        9.500   05/01/01        962,408
                                                                                 ------------
             KAZAKHSTAN  0.7%
  1,000      Republic of Kazakhstan - US$.............        8.375   10/02/02        892,500
                                                                                 ------------
             MEXICO  5.5%
  1,500      Mexico Global Bond - US$.................       11.500   05/15/26      1,770,000
    750      Mexican Par Bond, Ser W-A - US$..........        6.250   12/31/19        626,250
  5,500      Mexican Par Bond, Ser W-B - US$..........        6.250   12/31/19      4,592,500
                                                                                 ------------
                                                                                    6,988,750
                                                                                 ------------
             MOROCCO  0.7%
  1,000      Moroccan Loan Agreement - US$ (a)........        6.813   01/01/09        867,500
                                                                                 ------------

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

Par Amount
 in Local
 Currency                                                             Maturity      U.S.$
  (000)                     Description                   Coupon        Date     Market Value
---------------------------------------------------------------------------------------------
             NEW ZEALAND  1.0%
  2,000      New Zealand Government - NZ$.............        8.000%  11/15/06   $  1,231,659
                                                                                 ------------
             PANAMA  3.4%
  3,000      Republic of Panama 144A - US$ (b) (e)....        7.875   02/13/02      2,902,500
  1,500      Republic of Panama - US$.................        8.875   09/30/27      1,413,750
                                                                                 ------------
                                                                                    4,316,250
                                                                                 ------------
             RUSSIA  0.7%
  1,000      Oblast Nizhniy Novgorod 144A - US$ (b)
             (e)......................................        8.750   10/03/02        880,000
                                                                                 ------------
             THAILAND  3.7%
  1,000      Industrial Fin Corp - Thailand 144A - US$
             (e)......................................        7.875   08/04/02        980,000
  4,000      Industrial Fin Corp - Thailand 144A - US$
             (e)......................................        7.750   08/04/07      3,783,152
                                                                                 ------------
                                                                                    4,763,152
                                                                                 ------------
             UNITED KINGDOM  1.7%
  1,000      UK Treasury Bonds - GBP..................        7.000   11/06/01      1,662,518
    350      UK Treasury Bonds - GBP..................        6.750   11/26/04        585,654
                                                                                 ------------
                                                                                    2,248,172
                                                                                 ------------
             URUGUAY  0.7%
  1,000      Banco Centrl Del Uruguay - Ser B - US$
             (d)......................................        6.750   02/19/21        930,000
                                                                                 ------------
             VENEZUELA  0.9%
    500      Venezuela (Euro) - US$...................        9.250   09/15/27        448,500
    750      Venezuela Par Bond, Ser A - US$..........        6.750   03/31/20        650,625
                                                                                 ------------
                                                                                    1,099,125
                                                                                 ------------
                   Total Foreign Government and Agency Securities.............     39,298,231
                                                                                 ------------
             U.S. GOVERNMENT AND GOVERNMENT AGENCY
             OBLIGATIONS  22.2%
  4,000      U.S. T-Bonds.............................        6.125   11/15/27      4,111,160
  8,000      U.S. T-Bonds.............................        6.375    8/15/27      8,442,720
  1,100      U.S. T-Bonds.............................        6.625    2/15/27      1,194,765
  4,000      U.S. T-Notes.............................        6.125    8/15/07      4,112,080
  1,000      U.S. T-Notes.............................        6.625    5/15/07     10,589,500
                                                                                 ------------
                   Total U.S. Government and Government Agency Obligations....     28,450,225
                                                                                 ------------
             MORTGAGE BACKED SECURITIES (U.S.)  2.7%
  2,208      DLJ Mortgage Acceptance Corp 1996-E1
             (b)......................................        9.184   12/28/25      2,276,570
 21,392      FNMA REMIC #97-20 IB (Interest Only)
             (b)......................................        1.840   03/25/27      1,189,417
                                                                                 ------------
                   Total Mortgage Backed Securities (U.S.)....................      3,465,987
                                                                                 ------------
             ASSET BACKED SECURITY  0.8%
  1,000      California Infrastructure 1997-1 A7......        6.420   12/26/09      1,013,906
                                                                                 ------------

                                               See Notes to Financial Statements

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

                     Description                                       Shares    Market Value
---------------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  3.3%
Avalon Properties - Preferred - US$ (b)............................     50,000   $  1,296,875
Grupo Casa Autrey - ADR (Mexico) - US$.............................      8,500        173,719
MEPC International Capital L.P. - Preferred - US$ (b)..............    100,000      2,662,500
Thai Military Bank - THB...........................................     15,000          3,170
                                                                                 ------------
    Total Common and Preferred Stocks.........................................      4,136,264
                                                                                 ------------
SWAP TRANSACTIONS  0.0%
Goldman Sachs, 40.0 million US$ notional amount, maturing 01/23/00, payment based upon the spread between the 6 year French Franc fixed swap interest rate
versus the 6 year German Mark fixed swap interest rate........................   $    (18,042)
                                                                                 ------------
TOTAL INVESTMENTS  122.0%
  (Cost $155,892,847).........................................................    156,040,441
LIABILITIES IN EXCESS OF OTHER ASSETS  (22.0%)................................    (28,102,878)
                                                                                 ------------
NET ASSETS  100.0%............................................................   $127,937,563
                                                                                 ============

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments, open futures, forwards or swaps transactions or borrowings of the Fund.

(c) Security is a "Step-up" bond where the coupon increases, or steps up, at a predetermined date.

(d) Item represents a "Brady Bond" which is a product of the "Brady Plan" under which various Latin American, African and southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY

    The following table summarizes the portfolio composition at December 31, 1997, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.


U.S. Government and Government Agency Obligations...........   21.1%
AAA.........................................................    4.3%
A...........................................................    7.0%
BBB.........................................................   23.5%
BB..........................................................   27.1%
B...........................................................   11.8%
Non-Rated...................................................    5.2%
                                                              ------
                                                              100.0%
                                                              ======

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $155,892,847).......................    $156,040,441
Receivables:
  Interest..................................................       2,858,587
  Fund Shares Sold..........................................         281,640
Unamortized Organizational Costs............................          33,888
                                                                ------------
    Total Assets............................................     159,214,556
                                                                ------------
LIABILITIES:
Payables:
  Reverse Repurchase Agreement..............................      27,532,183
  Bank Borrowings...........................................         906,047
  Investments Purchased.....................................         852,500
  Income Distributions......................................         428,868
  Distributor and Affiliates................................         189,780
  Variation Margin on Futures...............................         175,027
  Investment Advisory Fee...................................         103,955
  Fund Shares Repurchased...................................          86,218
Forward Currency Contracts..................................         723,257
Accrued Expenses............................................         187,855
Trustees' Deferred Compensation and Retirement Plans........          91,303
                                                                ------------
    Total Liabilities.......................................      31,276,993
                                                                ------------
NET ASSETS..................................................    $127,937,563
                                                                ============
NET ASSETS CONSIST OF:
Capital.....................................................    $134,031,439
Net Unrealized Depreciation.................................      (1,215,143)
Accumulated Distribution in Excess of Net Investment
  Income....................................................        (708,467)
Accumulated Net Realized Loss...............................      (4,170,266)
                                                                ------------
NET ASSETS..................................................    $127,937,563
                                                                ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $46,389,948 and 3,737,555 shares of
    beneficial interest issued and outstanding).............    $      12.41
    Maximum sales charge (4.75%* of offering price).........             .62
                                                                ------------
    Maximum offering price to public........................    $      13.03
                                                                ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $77,949,257 and 6,280,183 shares of
    beneficial interest issued and outstanding).............    $      12.41
                                                                ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,598,358 and 290,204 shares of
    beneficial interest issued and outstanding).............    $      12.40
                                                                ============


*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six months Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $4,841).......    $ 6,730,058
Dividends (Net of foreign withholding taxes of $53).........        170,538
                                                                -----------
      Total Income..........................................      6,900,596
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        629,765
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $57,472, $392,730 and $19,201,
  respectively).............................................        469,403
Shareholder Services........................................        118,583
Custody.....................................................         93,064
Amortization of Organizational Costs........................         17,130
Legal.......................................................          9,200
Trustees' Fees and Expenses.................................          2,432
Other.......................................................        115,223
                                                                -----------
      Total Operating Expenses..............................      1,454,800
      Less Expenses Reimbursed..............................         19,922
                                                                -----------
      Net Operating Expenses................................      1,434,878
      Interest Expense......................................      1,071,698
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 4,394,020
                                                                ===========
NET REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 3,410,876
  Options...................................................       (479,803)
  Futures...................................................     (2,344,379)
  Forwards..................................................       (294,674)
  Foreign Currency Transactions.............................         (6,882)
                                                                -----------
Net Realized Gain...........................................        285,138
                                                                -----------
Net Unrealized Appreciation/Depreciation:
Beginning of the Period.....................................      2,587,120
                                                                -----------
End of the Period:
  Investments...............................................        147,594
  Futures...................................................       (218,351)
  Forwards..................................................     (1,142,723)
  Foreign Currency Translation..............................         (1,663)
                                                                -----------
                                                                 (1,215,143)
                                                                -----------
Net Unrealized Depreciation During the Period...............     (3,802,263)
                                                                -----------
NET REALIZED AND UNREALIZED LOSS............................    ($3,517,125)
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $   876,895
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended December 31, 1997
                  and the Year Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                             Six Months Ended      Year Ended
                                                             December 31, 1997    June 30, 1997
-----------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................      $  4,394,020       $  8,581,357
Net Realized Gain........................................           285,138          2,999,390
Net Unrealized Appreciation/Depreciation During the
 Period..................................................        (3,802,263)         3,381,566
                                                               ------------       ------------
Change in Net Assets from Operations.....................           876,895         14,962,313
                                                               ------------       ------------
Distributions from Net Investment Income.................        (4,544,416)        (8,604,269)
Distributions in Excess of Net Investment Income.........           (97,519)           (27,347)
                                                               ------------       ------------
Distributions from and in Excess of Net Investment
 Income*.................................................        (4,641,935)        (8,631,616)
                                                               ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......        (3,765,040)         6,330,697
                                                               ------------       ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold................................        19,898,261         40,557,345
Net Asset Value of Shares Issued Through Dividend
 Reinvestment............................................         2,053,932          3,498,095
Cost of Shares Repurchased...............................       (14,116,462)       (25,388,033)
                                                               ------------       ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......         7,835,731         18,667,407
                                                               ------------       ------------
TOTAL INCREASE IN NET ASSETS.............................         4,070,691         24,998,104
NET ASSETS:
Beginning of the Period..................................       123,866,872         98,868,768
                                                               ------------       ------------
End of the Period (Including accumulated undistributed
 net investment income of $(708,467) and $150,395,
 respectively)...........................................      $127,937,563       $123,866,872
                                                               ============       ============

                                          Six Months Ended      Year Ended
       *Distributions by Class            December 31, 1997    June 30, 1997
----------------------------------------------------------------------------
Distributions from and in Excess of
 Net Investment Income:
 Class A Shares.......................       $(1,774,005)       $(3,189,748)
 Class B Shares.......................        (2,734,131)        (5,177,891)
 Class C Shares.......................          (133,799)          (263,977)
                                             -----------        -----------
                                             $(4,641,935)       $(8,631,616)
                                             ===========        ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                             December 31, 1993
                                                                               (Commencement
                                                     Year Ended June 30,       of Investment
                             Six Months Ended    ---------------------------  Operations) to
Class A Shares               December 31, 1997    1997      1996      1995     June 30, 1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............      $12.778        $12.065   $11.704   $11.975      $14.300
                                  -------        -------   -------   -------      -------
Net Investment Income.......         .470          1.019     1.013      .657         .566
Net Realized and Unrealized
  Gain/Loss.................        (.341)          .714      .446      .272       (2.391)
                                  -------        -------   -------   -------      -------
Total from Investment
  Operations................         .129          1.733     1.459      .929       (1.825)
                                  -------        -------   -------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................         .495          1.020     1.098      .793         .500
  Return of Capital
    Distribution............          -0-            -0-       -0-      .407          -0-
                                  -------        -------   -------   -------      -------
Total Distributions.........         .495          1.020     1.098     1.200         .500
                                  -------        -------   -------   -------      -------
Net Asset Value, End of the
  Period....................      $12.412        $12.778   $12.065   $11.704      $11.975
                                  =======        =======   =======   =======      =======
Total Return* (a)...........        0.96%**       14.92%    12.92%     8.46%      (12.83%)**
Net Assets at End of the
  Period (In millions)......      $  46.4        $  43.8   $  33.8   $  29.6      $  24.5
Ratio of Operating Expenses
  to Average Net Assets*....        1.75%          1.81%     1.84%     1.98%        1.88%
Ratio of Interest Expense to
  Average Net Assets........        1.67%          1.99%     2.27%     2.38%         .96%
Ratio of Net Investment
  Income to Average Net
  Assets*...................        7.34%          8.12%     8.34%     5.88%        9.27%
Portfolio Turnover..........         308%**         474%      343%      253%         114%**
* If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses
  to Average Net Assets.....        1.78%          1.86%     1.92%       N/A          N/A
Ratio of Net Investment
  Income to Average Net
  Assets....................        7.30%          8.07%     8.26%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                             December 31, 1993
                                                                               (Commencement
                                                     Year Ended June 30,       of Investment
                             Six Months Ended    ---------------------------  Operations) to
Class B Shares               December 31, 1997    1997      1996      1995     June 30, 1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............      $12.779        $12.069   $11.706   $11.968      $14.300
                                  -------        -------   -------   -------      -------
Net Investment Income.......         .422           .920      .926      .585         .515
Net Realized and Unrealized
  Gain/Loss.................        (.342)          .717      .443      .245       (2.392)
                                  -------        -------   -------   -------      -------
Total from Investment
  Operations................         .080          1.637     1.369      .830       (1.877)
                                  -------        -------   -------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................         .447           .927     1.006      .722         .455
  Return of Capital
    Distribution............          -0-            -0-       -0-      .370          -0-
                                  -------        -------   -------   -------      -------
Total Distributions.........         .447           .927     1.006     1.092         .455
                                  -------        -------   -------   -------      -------
Net Asset Value, End of the
  Period....................      $12.412        $12.779   $12.069   $11.706      $11.968
                                  =======        =======   =======   =======      =======
Total Return* (a)...........        0.58%**       13.98%    12.06%     7.62%      (13.21%)**
Net Assets at End of the
  Period (In millions)......      $  77.9        $  76.2   $  61.9   $  52.6      $  46.4
Ratio of Operating Expenses
  to Average Net Assets*....        2.51%          2.57%     2.59%     2.68%        2.63%
Ratio of Interest Expense to
  Average Net Assets........        1.67%          1.98%     2.26%     2.38%         .96%
Ratio of Net Investment
  Income to Average Net
  Assets*...................        6.57%          7.33%     7.58%     5.30%        8.48%
Portfolio Turnover..........         308%**         474%      343%      253%         114%**
* If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses
  to Average Net Assets.....        2.54%          2.61%     2.67%       N/A          N/A
Ratio of Net Investment
  Income to Average Net
  Assets....................        6.54%          7.28%     7.50%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                             December 31, 1993
                                                                               (Commencement
                                                     Year Ended June 30,       of Investment
                             Six Months Ended    ---------------------------  Operations) to
       Class C Shares        December 31, 1997    1997      1996      1995     June 30, 1994
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............      $12.768        $12.059   $11.699   $11.966      $14.300
                                  -------        -------   -------   -------      -------
Net Investment Income.......         .423           .913      .944      .598         .509
Net Realized and Unrealized
  Gain/Loss.................        (.345)          .723      .422      .227       (2.388)
                                  -------        -------   -------   -------      -------
Total from Investment
  Operations................         .078          1.636     1.366      .825       (1.879)
                                  -------        -------   -------   -------      -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................         .447           .927     1.006      .722         .455
  Return of Capital
    Distribution............          -0-            -0-       -0-      .370          -0-
                                  -------        -------   -------   -------      -------
Total Distributions.........         .447           .927     1.006     1.092         .455
                                  -------        -------   -------   -------
Net Asset Value, End of the
  Period....................      $12.399        $12.768   $12.059   $11.699      $11.966
                                  =======        =======   =======   =======      =======
Total Return* (a)...........        0.58%**       13.99%    12.07%     7.53%      (13.21%)**
Net Assets at End of the
  Period (In millions)......      $   3.6        $   3.8   $   3.1   $   1.7      $   2.1
Ratio of Operating Expenses
  to Average Net Assets*....        2.50%          2.56%     2.58%     2.69%        2.65%
Ratio of Interest Expense to
  Average Net Assets........        1.67%          1.98%     2.22%     2.38%         .95%
Ratio of Net Investment
  Income to Average Net
  Assets*...................        6.58%          7.31%     7.49%     5.92%        8.36%
Portfolio Turnover..........         308%**         474%      343%      253%         114%**
* If certain expenses had not been reimbursed by VKAC, Total Return would have been lower and the ratios would have been as follows:
Ratio of Operating Expenses
  to Average Net Assets.....        2.53%          2.61%     2.66%       N/A          N/A
Ratio of Net Investment
  Income to Average Net
  Assets....................        6.55%          7.27%     7.41%       N/A          N/A

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

N/A = Not Applicable

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Strategic Income Fund (the "Fund") is organized as a series of Van Kampen American Capital Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek to provide shareholders with high current income, while its' secondary investment objective is to seek capital appreciation. The Fund will allocate its investments among the following market sectors: U.S. government securities, domestic investment grade income securities, domestic lower grade income securities, foreign investment grade income securities and foreign lower grade income securities. The Fund borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility. The Fund commenced investment operations on December 31, 1993, with three classes of common shares, Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Fund's organization in the amount of $170,000. These costs are being amortized on a straight line basis over the 60 month period ending December 31, 1998. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Fund originally purchased by VKAC are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

F. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $5,050,946 which will expire between June 30, 2003 and June 30, 2004. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and as a result of gains or losses recognized for tax purposes on the mark to market of open options, futures and forward transactions at June 30, 1997.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, for federal income tax purposes, cost of long-term investments is $155,892,847; the aggregate gross unrealized appreciation is $2,847,035 and the aggregate gross unrealized depreciation is $4,062,178, resulting in net unrealized depreciation on investments, swap, foreign currency translation of other assets and liabilities, former currency contracts and futures transactions of $1,215,143.

G. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options and futures on foreign currencies. These realized gains and losses are included as net realized gains or losses for financial reporting purposes. Permanent book and tax basis differences relating to net currency losses totaling $610,947 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

    Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE MANAGED ASSETS                                       % PER ANNUM
------------------------------------------------------------------------
First $500 million......................................     .75 of 1%
Next $500 million.......................................     .70 of 1%
Over $1 billion.........................................     .65 of 1%

    For the year ended December 31, 1997, VKAC has agreed to assume a portion of the Fund's registration and filing fees. This waiver is voluntary and may be discontinued at any time.

    For the six months ended December 31, 1997, the Fund recognized expenses of approximately $2,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended December 31, 1997, the Fund recognized expenses of approximately $14,100 representing VKAC's cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 1997, the Fund recognized expenses of approximately $90,300, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

    At December 31, 1997, VKAC owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At December 31, 1997, capital aggregated $48,433,822, $81,758,746 and
$3,838,871 for Classes A, B and C, respectively. For the six months ended December 31, 1997, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................       638,375    $  8,164,317
  Class B....................................       858,477      10,925,881
  Class C....................................        63,412         808,063
                                                 ----------    ------------
Total Sales..................................     1,560,264    $ 19,898,261
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................        66,617    $    843,962
  Class B....................................        88,628       1,123,341
  Class C....................................         6,836          86,629
                                                 ----------    ------------
Total Dividend Reinvestment..................       162,081    $  2,053,932
                                                 ==========    ============
Repurchases:
  Class A....................................      (396,052)   $ (5,057,625)
  Class B....................................      (631,578)     (8,037,780)
  Class C....................................       (80,345)     (1,021,057)
                                                 ----------    ------------
Total Repurchases............................    (1,107,975)   $(14,116,462)
                                                 ==========    ============

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $44,483,168, $77,747,304 and $3,965,236 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                   SHARES         VALUE
---------------------------------------------------------------------------
Sales:
  Class A....................................     1,136,784    $ 14,246,123
  Class B....................................     1,951,416      24,358,899
  Class C....................................       156,283       1,952,323
                                                 ----------    ------------
Total Sales..................................     3,244,483    $ 40,557,345
                                                 ==========    ============
Dividend Reinvestment:
  Class A....................................       102,757    $  1,289,971
  Class B....................................       163,577       2,052,790
  Class C....................................        12,383         155,334
                                                 ----------    ------------
Total Dividend Reinvestment..................       278,717    $  3,498,095
                                                 ==========    ============
Repurchases:
  Class A....................................      (614,505)   $ (7,723,135)
  Class B....................................    (1,282,624)    (16,096,646)
  Class C....................................      (125,528)     (1,568,252)
                                                 ----------    ------------
Total Repurchases............................    (2,022,657)   $(25,388,033)
                                                 ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          4.00%      1.00%
Second.............................................          3.75%       None
Third..............................................          3.50%       None
Fourth.............................................          2.50%       None
Fifth..............................................          1.50%       None
Sixth..............................................          1.00%       None
Seventh and Thereafter.............................           None       None

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended December 31, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $13,100 and CDSC on redeemed shares of approximately $114,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $490,697,472 and $563,378,404, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in options for the six months ended December 31, 1997, were as follows:

                                                   CONTRACTS        PREMIUM
---------------------------------------------------------------------------
Outstanding at June 30, 1997...................      1,627      $  (246,766)
Options Written and Purchased (Net)............      2,582       (1,138,096)
Options Terminated in Closing
  Transactions (Net)...........................     (3,531)       1,019,696
Options Expired (Net)..........................       (678)         365,166
                                                    ------      -----------
Outstanding at December 31, 1997...............          0      $         0
                                                    ======      ===========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended June 30, 1997, were as follows:

                                                               CONTRACTS
------------------------------------------------------------------------
Outstanding at June 30, 1997...............................        689
Futures Opened.............................................      4,627
Futures Closed.............................................     (4,777)
                                                                ------
Outstanding at December 31, 1997...........................        539
                                                                ======

    The futures contracts outstanding as of December 31, 1997, and the descriptions and unrealized depreciation are as follows:

                                                                 UNREALIZED
                                                  CONTRACTS    DEPRECIATION
---------------------------------------------------------------------------
SHORT CONTRACTS:
  10-Year British Gilt Future Dec 1998
     (Current notional value $60,578 per
     contract)...................................     10          (15,888)
  10-Year German Mark Future Dec 1998
     (Current notional value $260,475 per
     contract)...................................     10          (18,794)
  10-Year Japanese Bond Future Mar 1998
     (Current notional value $994,103 per
     contract)...................................      3          (13,919)
  U.S. Treasury Bond Future Mar 1998
     (Current notional value $120,469 per
     contract)...................................    250          (45,625)
  2-Year U.S. Treasury Note Future Mar 1998
     (Current notional value $207,734 per
     contract)...................................     41          (21,781)
  5-Year U.S. Treasury Note Future Mar 1998
     (Current notional value $108,625 per
     contract)...................................    225         (102,344)
                                                     ---        ---------
                                                     539        $(218,351)
                                                     ===        =========

C. FORWARD CURRENCY CONTRACTS--These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    At December 31, 1997, the Fund has outstanding forward currency contracts as follows:

                                                              UNREALIZED
FORWARD                                          CURRENT   APPRECIATION/
CURRENCY                                           VALUE    DEPRECIATION
------------------------------------------------------------------------
LONG CONTRACTS:
Canadian Dollar,
  2,751,100 expiring 01/30/98..............  $ 1,927,207    $   (75,049)
German Mark,
  15,827,100 expiring 01/26/98-02/27/98....    8,820,634       (283,060)
Indonesian Rupiah,
  842,500,000 expiring 09/29/98............      141,275       (108,725)
Japanese Yen,
  1,522,490,000 expiring
  01/29/98-04/27/98........................   11,748,232       (864,562)
Malaysian Ringgit,
  796,625 expiring 09/28/98................      201,023        (48,977)
Philippine Peso,
  8,800,000 expiring 09/29/98..............      192,388        (57,612)
Thailand Baht,
  9,467,500 expiring 09/29/98..............      188,382        (61,618)
                                             -----------    -----------
                                             $23,219,141    $(1,499,603)
                                             ===========    ===========
SHORT CONTRACTS:
Japanese Yen,
  624,416,000 expiring 01/16/98-11/27/98...  $ 4,891,545    $   356,880
                                             ===========    -----------
                                                            $(1,142,723)
                                                            ===========

    At December 31, 1997, the Fund has realized gains on closed but unsettled forward currency contracts of $419,467 scheduled to settle between March 9, 1998 and November 27, 1998.

D. SWAP TRANSACTIONS--These securities, which are identified in the portfolio of investments, represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals.

E. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. MORTGAGE-BACKED SECURITIES

A Mortgage-Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies such as Federal National Mortgage Association (FNMA).

    A REMIC (Real Estate Mortgage Investment Conduit) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics.

    A MBS may also be stripped to create an Interest Only (IO) security. An IO represents ownership in the cash flows of the interest payments made from a specific pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower. IO's are typically used to manage interest rate exposure in the Fund's portfolio.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 1997, are payments to VKAC of approximately $303,100.

8. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements or dollar rolls for investment purposes in an amount up to 33.3% of its total assets.

    The Fund has entered into a $60,000,000 revolving credit agreement which expires on March 31, 1998. Interest is charged under the agreement at a rate of
 .425% above the federal funds rate. The interest rate in effect at December 31, 1997, was 6.363%. An annual commitment fee of .075% is charged on the unused portion of the credit line.

                         December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------

    The Fund has entered into reverse repurchase agreements under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At December 31, 1997, the average interest rate in effect for reverse repurchase agreements was 5.255%.

    The average daily balance of bank borrowings and reverse repurchase agreements for the six months ended December 31, 1997, was approximately $47,327,799 with an average interest rate of 5.34%.

    At December 31, 1997, these agreements represented 17.9% of the Fund's total assets.

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL



EQUITY FUNDS
Domestic
   MS Aggressive Equity
   VKAC Aggressive Growth
   MS American Value
   VKAC Comstock
   VKAC Emerging Growth
   VKAC Enterprise
   VKAC Equity Income
   VKAC Growth
   VKAC Growth and Income
   VKAC Harbor
   VKAC Pace
   VKAC Real Estate Securities
   MS U.S. Real Estate
   VKAC Utility
   MS Value

International/Global
   MS Asian Growth
   MS Emerging Markets
   MS Global Equity
   VKAC Global Equity
   MS Global Equity Allocation
   VKAC Global Managed Assets
   MS International Magnum
   MS Latin American

FIXED-INCOME FUNDS
Income
   VKAC Corporate Bond
   MS Global Fixed Income
   VKAC Global Government Securities
   VKAC Government Securities
   VKAC High Income Corporate Bond
   MS High Yield
   VKAC High Yield
   VKAC Short-Term Global Income
   VKAC Strategic Income
   VKAC U.S. Government
   VKAC U.S. Government Trust for Income
   MS Worldwide High Income

Tax Exempt Income
   VKAC California Insured Tax Free
   VKAC Florida Insured Tax Free Income
   VKAC High Yield Municipal
   VKAC Insured Tax Free Income
   VKAC Intermediate Term Municipal Income
   VKAC Municipal Income
   VKAC New York Tax Free Income
   VKAC Pennsylvania Tax Free Income
   VKAC Tax Free High Income

Capital Preservation
   VKAC Limited Maturity Government
   VKAC Prime Rate Income Trust
   VKAC Reserve
   VKAC Senior Floating Rate
   VKAC Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at www.vkac.com -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting www.vkac.com and selecting Investors' Place

               VAN KAMPEN AMERICAN CAPITAL STRATEGIC INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
Treasurer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
ALAN T. SACHTLEBEN*
PAUL R. WOLKENBERG*
Vice Presidents



INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                                       33